--------------------------------------------------------------------------------

                                 TRUST AGREEMENT

                                     Between

                PUERTO RICO INDUSTRIAL, MEDICAL, EDUCATIONAL AND
                   ENVIRONMENTAL POLLUTION CONTROL FACILITIES
                               FINANCING AUTHORITY

                                       And

                          BANCO POPULAR DE PUERTO RICO,
                                     Trustee

                             Dated February 7, 1991

                                    Securing

                                  $120,000,000

                     Industrial Revenue Bonds, 1991 Series A
               Convertible Industrial Revenue Bonds, 1991 Series B
                     Industrial Revenue Bonds, 1991 Series C

                        (El Conquistador Resort Project)


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

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE I          DEFINITIONS.............................................  -5-
     Section 101.  Definitions.............................................  -5-

ARTICLE II         FORM, EXECUTION, AUTHENTICATION,
                   DELIVERY AND EXCHANGE OF BONDS.......................... -27-
     Section 201.  Limitation on Issuance of Bonds......................... -27-
     Section 202.  Form of Bonds........................................... -27-
     Section 203.  Details of Bonds........................................ -28-
     Section 204.  Authentication of Bonds................................. -32-
     Section 205.  Exchange of Bonds....................................... -32-
     Section 206.  Registration of Transfer of Bonds....................... -33-
     Section 207.  Ownership of Bonds; Transfer of Title.  ................ -34-
     Section 208.  Authorization of Bonds.  ............................... -35-
     Section 209.  Temporary Bonds.  ...................................... -45-
     Section 210.  Mutiliated, Destroyed or Lost Bonds.  .................. -46-

ARTICLE III        REDEMPTION OF BONDS;
                   MANDATORY TENDER FOR PURCHASE........................... -47-
     Section 301.  Redemption of Bonds.  .................................. -47-
     Section 302.  Redemption Notice.  .................................... -50-
     Section 303.  Effect of Calling for Redemption.  ..................... -51-
     Section 304.  Redemption of Portions of the Bonds.  .................. -52-
     Section 305.  Mandatory Tender for Purchase.  ........................ -53-
     Section 306.  Effect of Tender for Purchase.  ........................ -55-
     Section 307.  Delivery of Bonds and Cancellation of Put Bonds.  ...... -55-
     Section 308.  Payment of Put Bonds Not Presented on Tender Date.  .... -56-
     Section 309.  Remarketing of Pledged Bonds.  ......................... -57-
     Section 310.  No Reissuance Upon Purchase.  .......................... -58-
     Section 311.  No Sales after Default.  ............................... -59-

ARTICLE IV         PROJECT FUND............................................ -59-
     Section 401.  Project Fund.  ......................................... -59-
     Section 402.  Payments from Project Fund.  ........................... -60-
     Section 403.  Items of Cost.  ........................................ -60-
     Section 404.  Requisites for Payments from Project Fund.  ............ -61-
     Section 405.  Reliance on Requisition.  .............................. -63-
     Section 405.  Balance in Project Fund.  .............................. -63-

ARTICLE V          BOND FUND AND BOND PURCHASE FUND........................ -64-
     Section 501.  Creation of Bond Fund................................... -64-
     Section 502.  Payments into Bond Fund................................. -65-

     Section 503. Use of Moneys in Bond Fund............................... -66-
     Section 504. Application and Pledge of Moneys in the Bond Fund........ -67-
     Section 505. Creation of Bond Purchase Fund........................... -68-
     Section 506. Disbursement from the Bond Purchase Fund................. -69-
     Section 507. Moneys Withdrawn from Bond Fund or Bond Purchase Fund.... -69-
     Section 508. Cancellation of Bonds Upon Payment....................... -70-

ARTICLE VI        DEPOSITARIES OF MONEYS, SECURITY FOR DEPOSITS
                  AND INVESTMENT OF FUNDS.................................. -71-
     Section 601. Security for Deposits.................................... -71-
     Section 602. Investment of Moneys..................................... -72-

ARTICLE VII       PARTICULAR COVENANTS AND PROVISIONS...................... -73-
     Section 701. Covenants to Pay Bonds; Bonds Limited Obligations of
                  Authority................................................ -73-
     Section 702. Covenant to Perform Obligations under this Trust Agreement and Loan Agreement and Related Documents................. -75-
     Section 703. Covenant to Perform Further Acts......................... -76-
     Section 704. Trustee May Enforce Authority's Rights Under Loan
                  Agreement and the Related Documents...................... -76-

ARTICLE VIII DEFAULT AND REMEDIES.......................................... -76-
     Section 801. Extension of Interest Payment Dates...................... -76-
     Section 802. Defaults................................................. -77-
     Section 803. Acceleration............................................. -77-
     Section 804. Enforcement of Remedies.................................. -79-
     Section 805. Trustee May File Claim in Bankruptcy..................... -80-
     Section 806. Pro Rata Application of Funds............................ -82-
     Section 807. Effect of Discontinuance of Proceedings.................. -85-
     Section 808. Majority Interest May Control Proceedings................ -85-
     Section 809. Restrictions Upon Actions by Individual Bondholder....... -85-
     Section 810. Receiver................................................. -87-
     Section 8.11 Actions by Trustee....................................... -87-
     Section 812. No Remedy Exclusive...................................... -88-
     Section 813. No Delay or Omission Construed to Be a Waiver............ -88-
     Section 814. Waiver of Past Defaults. Subj............................ -88-
     Section 815. Notice of Default........................................ -89-
     Section 8.16 Notice of Acceleration................................... -89-
     Section 8.17.Notice of Failure of Letter of Credit Bank to Pay........ -89-
     Section 818. Letter of Credit Bank Consent............................ -90-

ARTICLE IX        CONCERNING THE TRUSTEE................................... -90-
     Section 901. Acceptance of Trusts..................................... -90-
     Section 902. Trustee Entitled to Indemnify............................ -90-

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

     Section 903.  Trustee Not Responsible for Insurance, Taxes or
                   Execution of this Trust Agreement....................... -91-
     Section 904. Trustee Not Responsible for Acts of the Authority or Application of Moneys Applied in Accordance with this
                   Trust Agreement......................................... -92-
     Section 906.  Compensation............................................ -97-
     Section 907.  Quarterly Statement of Funds on Deposit................. -97-
     Section 908.  Notice of Default....................................... -98-
     Section 909.  Trustee May Be Bondholder............................... -98-
     Section 910.  Trustee Not Responsible for Recitals.................... -99-
     Section 911.  Trustee Not Responsible for Recording................... -99-
     Section 912.  Qualification of the Trustee............................ -99-
     Section 913.  Resignation and Removal of Trustee......................-100-
     Section 914.  Successor Trustee.......................................-102-
     Section 915.  Money Held in Trust.....................................-103-

ARTICLE X          EXECUTION OF INSTRUMENTS BY BONDHOLDERS
                   AND PROOF OF OWNERSHIP OF BONDS.........................-105-
     Section 1001. Execution of Instruments................................-105-
     Section 1002. Proof of Execution of Instrument and of Ownership.......-105-
     Section 1003. Record Date.............................................-106-

ARTICLE XI         SUPPLEMENTS AND AMENDMENTS TO TRUST
                   AGREEMENT...............................................-107-
     Section 1102. Supplements and Amendments Requiring consent of the
                   Majority Interest.......................................-108-
     Section 1103. Supplements and Amendments Deemed Part of Trust
                   Agreement...............................................-110-
     Section 1104. Discretion of Trustee in Entering into Supplements and
                   Amendments..............................................-111-

     Section 1105. Consent of Borrower and Letter of Credit Bank Required..-112-

ARTICLE XII        SUPPLEMENTS AND AMENDMENTS TO LOAN
                   AGREEMENT AND RELATED DOCUMENTS.........................-112-

     Section 1201. Supplements and Amendments to Loan Agreement and Related
                   Documents Not Requiring Consent.........................-112-
     Section 1202. Supplements and Amendments to Loan Agreement and Related
                   Documents Requiring Consent of the Majority Interest....-113-
     Section 1203. Consent of Trustee and Letter of Credit Bank Required...-113-

ARTICLE XIII       PAYMENT OF BONDS AND TERMINATION;
                   DEFEASANCE..............................................-114-
     Section 1301. Payment of Bonds and Termination.  .....................-114-
     Section 1302. Defeasance..............................................-115-

ARTICLE XIV        LETTER OF CREDIT; SUCCESSOR LETTER OF CREDIT............-117-
     Section 1401. Compliance with Procedure...............................-117-
     Section 1402. Surrender Upon Payment of the Bonds.....................-117-
     Section 1403. Draws Under Letter of Credit............................-117-
     Section 1404. Successor Letter of Credit..............................-119-
     Section 1405. Supplements and Amendments to the Letter of Credit Not
                   Requiring Consent.......................................-120-
     Section 1406. Supplements and Amendments to the Letter of Credit
                   Requiring Consent of the Majority Interest..............-121-

ARTICLE XV         MISCELLANEOUS PROVISIONS................................-122-
     Section 1501. Covenants of Authority Bind Its Successors..............-122-
     Section 1502. Notices.................................................-123-
     Section 1503. Substitute Mailing......................................-128-
     Section 1504. Rights Under Trust Agreement............................-128-
     Section 1505. Severability............................................-129-
     Section 1506. Covenants of Authority Not Covenants of Officials
                   Individually............................................-129-
     Section 1507. Commonwealth Law Governs................................-130-
     Section 1508. Payments Due on a Non-Business Day......................-130-
     Section 1509. Headings Not Part of Trust Agreement....................-130-

Comienza mi protocolo de Instrumentos Publicos para el ano mil novecientos noventa y uno, hoy dia siete (7) de febrero de mil novecientos noventa y uno
(1991).

                                        ----------------------------------------
                                        Notario Publico

                                 NUMBER ONE (1)
                                 TRUST AGREEMENT

          In the City of San Juan,  Commonwealth of Puerto Rico, on this seventh
(7th) day of February, nineteen hundred ninety-one (1991).

                                    BEFORE ME

          JULIO L. AGUIRRE RODRIGUEZ, Attorney-at-Law and Notary Public in and for the Commonwealth of Puerto Rico with residence in Guaynabo, Puerto Rico and offices on the Seventh (7th) Floor, The Chase Manhattan Bank Building, Hato Rey, San Juan, Puerto Rico.

                                     APPEAR

          AS THE PARTY OF THE FIRST PART: PUERTO RICO INDUSTRIAL, MEDICAL, EDUCATIONAL AND ENVIRONMENTAL POLLUTION CONTROL FACILITIES FINANCING AUTHORITY (the "Authority"), a public corporation and governmental instrumentality of the Commonwealth of Puerto Rico (the "Commonwealth"), Employer Identification Number 66-0426994, and represented herein by its Assistant Executive Director, Francisco Sierra Mendez, of legal age, married and a resident of Juncos, Puerto Rico, who has been duly authorized to appear herein on behalf of the Authority.

          AS PARTY OF THE SECOND PART:  The Person  identified as the Trustee in
Section 101, represented herein by the Authorized Trustee Representative, who has been duly authorized to appear herein on behalf of the Trustee.

          I, the Notary, DO HEREBY CERTIFY that I have assured myself as to the identity of the appearing parties herein by the means set forth in Article 17(c) of Act Number 75 of July two (2), nineteen hundred eighty-seven (1987) and by their statements as to their respective ages, civil status, professions and residences. They assure me that they have, and in my judgment they do have, the necessary legal capacity and knowledge of the English language to execute this public instrument. Wherefore, they freely and voluntarily

                                      STATE

          FIRST: The Authority was created a body corporate and politic constituting a public corporation and governmental instrumentality of the Commonwealth by the Act.

          SECOND: The Authority is authorized under the Act to borrow money and issue bonds therefor for the purpose of providing funds to pay all or any part of the cost of any industrial, commercial, medical, educational or pollution control facility, the principal of and the premium, if any, and the interest on which bonds shall be payable solely from the funds provided by the obligor under the financing agreement in respect of such project.

          THIRD: The Authority has entered into the Loan Agreement with the Borrower which provides that (i) the Borrower shall acquire, develop, construct and equip the Project, (ii) the Authority shall issue the Bonds to pay all or part of the Cost of the Project, and (iii) the Borrower shall pay or caused to be paid to the Authority sufficient amounts to pay the principal of, the premium, if any, and the interest on the Bonds.

          FOURTH: The Authority is entering into this Trust Agreement for the purpose of authorizing the Bonds and securing the payment thereof by Granting the Trust Estate to the Trustee.

          FIFTH: The Borrower has entered into the Reimbursement Agreement providing for the issuance of the Initial Letter of Credit by the Initial Letter of Credit Bank to the Trustee in order to assure the full and timely payment of the Bonds.

          SIXTH: The Borrower will pledge the Mortgage Note under the terms of the Collateral Agreement, in order to further secure its obligations under the Loan Agreement. The rights of the Authority to the pledged collateral under the terms of the Collateral Agreement are subordinate to the rights of the Letter of Credit Bank so long as the Letter of Credit Bank shall not have failed to honor any drawing made and presented pursuant to and in strict compliance with the Letter of Credit.

          SEVENTH: The Authority has determined that the Bonds and the certificate of authentication to be endorsed thereon by the Trustee shall be substantially in the forms set forth in Exhibit A, Exhibit B and Exhibit C with such substitutions, omissions, and insertions as are required or permitted by this Trust Agreement.

          EIGHTH: The execution and delivery of this Trust Agreement, the Loan Agreement, and the Related Documents to which the Authority is a party, have been duly authorized by a resolution of the Authority.

          NINTH: All acts, conditions and things required by the Constitution and laws of the Commonwealth and the rules and regulations of the Authority to happen, exist and be performed precedent to and in the execution and delivery of this Trust Agreement, the Loan Agreement and the Related Documents to which the Authority is a party have happened, exist and have been performed as so required in order to make this Trust Agreement, the Loan Agreement and the Related Documents to which the Authority is a party legal, valid and binding agreements in accordance with their terms.

          TENTH: The Trustee has accepted the trusts created by this Trust Agreement and in evidence thereof has joined in the execution hereof.

          ELEVENTH: (A) The Authority Grants the Trust Estate to the Trustee IN TRUST, subject to the rights of the Borrower under the Loan Agreement and to the exceptions, reservations and matters therein and herein contained, for the equal and proportionate benefit of all and singular present and future Bondholders without preference, priority or distinction, except as otherwise hereinafter provided, of any one Bond over any other Bond, for reason of priority in the issue, sale, negotiation or incurrence thereof or otherwise.

          (B) This Trust Agreement and all covenants, agreements and other obligations of the Authority hereunder (except with respect to such funds, delivered to the Borrower pursuant to Section 507) shall cease and terminate after the rights, title and interest of the Trustee in and to the Trust Estate shall have ceased and terminated in accordance with Article XIII and the principal of and interest on the Bonds shall have been paid to the Bondholders, or to the Borrower pursuant to Section 507(B). Thereupon, the Trustee shall cancel and discharge this Trust Agreement and execute and deliver to the Authority and the Borrower such instruments as shall be required to evidence the discharge hereof.

          TWELFTH: The Bonds are to be issued, authenticated and delivered and the payments under the Loan Agreement and other revenues and funds hereby Granted are to be dealt with and disposed of under, upon and subject to the provisions of this Trust Agreement. The Authority agrees and covenants with the Trustee and with the Holders from time to time as follows:

                                    ARTICLE I

                                   DEFINITIONS

          SECTION 101. DEFINITIONS. In addition to words and terms elsewhere defined in this Trust Agreement, the following words and terms hereinbefore and hereinafter used shall have the following meanings, unless some other meaning is intended:

          ACT: Act No. 121 of the Legislature of the Commonwealth, approved June twenty-seven (27), nineteen hundred seventy-seven (1977), as amended, and all future acts supplemental thereto or amendatory thereof.

          ACT OF BANKRUPTCY: the filing of a petition commencing a case under the United States Bankruptcy Code by or against the Borrower.

          ADMINISTRATIVE FEE: the single fee to the Authority in the amount of one-half of one percent (1/2 of 1%) of the aggregate principal amount of the Bonds.

          AFFILIATE: A Person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with the Borrower.

          APPLICABLE CONVERSION DATE: The Conversion Date selected by the Holder of a Series B Bond to effect a Conversion.

          APPLICABLE LIBID RATE: has the meaning specified in Section 208(B).

          AUTHORITY: Puerto Rico Industrial, Medical, Educational and Environmental Pollution Control Facilities Financing Authority a body corporate and politic constituting a public corporation and governmental instrumentality of the Commonwealth and any successor thereto.

          AUTHORITY REPRESENTATIVE: each of the Persons designated at the time to act on behalf of the Authority by a certificate furnished to the Trustee, the Borrower and the Letter of Credit Bank, containing specimen signatures of such Persons and signed on behalf of the Authority by the Executive Director.

          AUTHORIZED BORROWER REPRESENTATIVE: each of the Persons designated at the time to act on behalf of the Borrower by a certificate furnished to the Trustee, the Authority and the Letter of Credit Bank, containing the specimen signatures of such Persons and signed on behalf of the Borrower by the general partners thereof.

          AUTHORIZED TRUSTEE REPRESENTATIVE: Manuel Eugenio Sarmiento, Vice President and Trust Officer of the Trustee, of legal age, single, and resident of San Juan, Puerto Rico.

          BOARD: the board of directors of the Authority as constituted from time to time and defined by the Act, or if said Board shall be abolished, then the board, body or officer succeeding to the principal functions thereof or to whom the powers of the Authority shall be given by law.

          BOND FUND: the Industrial Revenue Bonds, 1991 Series A, Series B, and Series C (El Conquistador Resort Project) Bond Fund, a special fund created and designated by the provisions of Section 501.

          BONDHOLDER: the Person registered as owner of any Bond in the Bond Register.

          BOND PURCHASE FUND: the Industrial Revenue Bonds, 1991 Series A, Series B, and Series C (El Conquistador Resort Project) Bond Purchase Fund, a special fund created and designated by the provisions of Section 505.

          BOND REGISTER: the register to be maintained by the Trustee, and which shall provide for the registration, transfer and exchange of Bonds, as provided under Section 206.

          BONDS: the Series A Bonds, Series B Bonds and Series C Bonds, collectively.

          BORROWER: El Conquistador Partnership L.P., a limited partnership organized and existing under the laws of the State of Delaware, and its successors and permitted assigns and any surviving, resulting or transferee partnership or other entity.

          BUSINESS DAY: any day, other than a Saturday or Sunday, or a day on which commercial banks in the Commonwealth or New York, New York are authorized or required by law or executive order to close.

          CHANGE IN LAW: shall have the meaning assigned to such term under the Loan Agreement.

          CODE: the Federal Internal Revenue Code of 1986, and the regulations issued thereunder, as in effect on the Date of Issuance.

          COLLATERAL AGREEMENT: the Collateral Pledge Agreement, dated the Date of Issuance, by and among the Borrower, the Authority, and the Initial Letter of Credit Bank, together with all permitted agreements amendatory thereof or supplemental thereto.

          COMMISSIONER: the Commissioner of Financial Institutions of the Commonwealth.

          COMMONWEALTH:  the  Commonwealth of Puerto Rico.

          COMPLETION DATE: the date of completion of the Project, as that date shall be certified under Section 3.06 of the Loan Agreement.

          CONVERSION: the conversion of the Series B Bonds to Series C Bonds authorized pursuant to Section 208.

          CONVERSION DATE: means (i) the first day of every month (or if any such day is not a Business Day, the immediately succeeding Business Day) after the Issue Date and before the Conversion Expiration Date, and (ii) the Conversion Expiration Date.

          CONVERSION EXPIRATION DATE: means October thirty-one (31) nineteen hundred ninety-one (1991).

          CONVERSION NOTICE: means the notice to the Trustee required for a Conversion under Section 208(a).

          CORPORATE TRUST OFFICE: the principal office of the Trustee at Suite 503, Banco Popular Center, 209 Munoz Rivera Avenue, Hato Rey, Puerto Rico, 00919, or any other address at which its corporate trust business shall be administered at any particular time.

          COST: as applied to the Project, shall have the meaning set forth in the Act, and shall include, but shall not be limited to, the items of cost set forth in Section 403.

          COST OF PROJECT REIMBURSEMENT DATE: the ninth (9th) day of April, nineteen hundred ninety (1990).

          COSTS OF ISSUANCE: all items of expense, not to exceed in the aggregate TWO MILLION FOUR HUNDRED THOUSAND DOLLARS ($2,400,000), relating to the authorization, sale and issuance of the Bonds, including the initial or acceptance fee of the Trustee, the initial or acceptance fee of the Initial Letter of Credit Bank relating to the Initial Letter of Credit, legal, accounting and financial advisory fees and expenses, underwriting fees and expenses, filing and rating agencies' fees and printing and engraving costs incurred in connection with the authorization, sale and issuance of the Bonds, the execution of this Trust Agreement, the Loan Agreement, and all other documents in connection therewith, and payment of all fees, costs and expenses for the preparation
                                          -10-
of the Loan Agreement, this Trust Agreement, the Bonds, the Initial Letter of Credit, the Initial Reimbursement Agreement, the Related Documents and any other collateral or security taken by the Initial Letter of Credit Bank for its obligations under the Initial Letter of Credit, and any other fees and expenses necessary or incident to the issuance and sale of the Bonds, the issuance of the Initial Letter of Credit, the delivery of the Reimbursement Agreement and the documents contemplated by any of the foregoing.

          DATE OF ISSUANCE: the date appearing in the first page of this Trust Agreement.

          DEFAULTED INTEREST: has the meaning specified in Section 203.

          ELIGIBLE INVESTMENT OBLIGATIONS: Investment Obligations that qualify as "Eligible Activities" under Regulation 3582.

          ELIGIBLE MONEYS: (i) all amounts drawn by the Trustee under the Letter of Credit and deposited to the credit of the Bond Fund or the Tender Account, and (ii) all amounts deposited to the credit of the Bond Fund: (a) in respect of accrued interest from the proceeds of the initial sale of the Bonds, (b) to the extent such amounts have been on deposit in the Bond Fund for a period of 124 consecutive days without the occurrence of an intervening Act of Bankruptcy or
(c) as to which the Trustee has received an opinion of counsel experienced in bankruptcy matters to the effect that payment to the Bondholders of such moneys would not constitute a transfer which may be avoided under any provision of the Federal Bankruptcy Code in the event of an Act of Bankruptcy.

          EVENT OF TAXABILITY: shall have the meaning assigned to such term under the Loan Agreement.

          EXECUTIVE DIRECTOR: the Executive Director, the Assistant Executive Director or the Acting Executive Director of the Authority, or if there is no Executive Director, Assistant Executive Director or Acting Executive Director, then any Person designated by the Board or authorized by the by-laws of the Authority to perform the functions of the Executive Director.

          EXHIBIT A: the "FORM OF BOND" attached to this Trust Agreement and marked Exhibit A.

          EXHIBIT B: the "FORM OF BOND" attached to this Trust Agreement and marked Exhibit B.

          EXHIBIT C: The "FORM OF BOND" attached to this Trust Agreement and marked Exhibit C.

          EXHIBIT D: the Pledge Agreement attached to this Trust Agreement and marked Exhibit D.

          EXHIBIT E: the rulings of the Treasury Department required to be delivered to the Trustee pursuant to Section 305(A) attached to this Trust Agreement and marked Exhibit E.

          FEDERAL: the United States of America and the government thereof.

          FLOATING RATE: a fluctuating rate of interest that throughout each Interest Period shall be fixed at a per annum rate determined as provided in
Section 208.

          GOVERNMENT OBLIGATIONS: (i) direct obligations of, or obligations the principal of and the interest on which are unconditionally guaranteed by, the United States of America, and (ii) any certificates or other evidences of an ownership in obligations or in specified portions thereof (which may consist of specified portions of the principal thereof or the interest thereon) of the character described in clause (i).

          GRANT: to convey, assign and transfer legal title.

          HIGHEST LAWFUL RATE: the least of (i) 12% per annum, (ii) the maximum rate of interest permitted to be paid on the Bonds by applicable Commonwealth law and (iii) the maximum rate of interest that may be collected under the provisions of Article 3 C. of Regulation No. 24-A, as amended by Regulations No. I, No. II, No. III and No. IV, of the Board Regulating Rates of Interest and Financing Charges of the Commonwealth, approved on December twenty-seven (27), nineteen hundred eighty-two (1982) which is currently 2 percentage points over the annual interest rate equivalent to the gross yield resulting from the auction held by the Federal

Home Loan Mortgage Corporation during the week immediately prior to the Date of Issuance, rounded to the nearest 1/8 of a percentage point.

          HOLDER:  the  Person  registered  as  owner  of any  Bond in the  Bond
Register.

          INDUSTRIAL  FACILITIES:  shall have the meaning  given to such term by
Section 3 of the Act as in effect on the Date of Issuance.

          INITIAL APPLICABLE CONVERSION DATE: the Applicable Conversion Date of the Series C Bonds or Bonds issued and authenticated pursuant to the first Conversion Notice filed with the Trustee as provided in Section 208(A).

          INITIAL LETTER OF CREDIT: the irrevocable, transferable, stand-by letter of credit, substantially in the form of Exhibit A to the Initial Reimbursement Agreement, issued by the Initial Letter of Credit Bank in favor of the Trustee in an aggregate amount equal to the principal amount of the Bonds plus 120 days' interest thereon at the rate of 12% per annum, together with all permitted agreements amendatory thereof or supplemental thereto.

          INITIAL LETTER OF CREDIT BANK: The Mitsubishi Bank, Limited, acting through its New York Branch.

          INITIAL REIMBURSEMENT AGREEMENT: the Letter of Credit and Reimbursement Agreement, dated the Date of Issuance between the Borrower and the Initial Letter of Credit Bank, providing for, among other things, the issuance of the Initial Letter of Credit, together with all permitted agreements amendatory thereof or supplemental thereto.

          INTEREST PAYMENT DATE: the first day of each February, May, August and November, commencing May first (1), nineteen hundred ninety-one (1991), and in the case of each Series B Bond surrendered pursuant to a Conversion, the Applicable Conversion Date of the Series C Bond issued in exchange thereof.

          INTEREST PERIOD: each period of three months commencing on each Interest Payment Date and ending on the day preceding the next Interest Payment Date, except that the first Interest Period shall commence on the Issue Date and the last Interest Period shall end on the Maturity Date.

          INTEREST RATE: as of any date, the prevailing rate of interest on each of the Series A Bonds, Series B Bonds, and the Series C Bonds, established in or pursuant to Section 208(B).

          INTEREST RATE DETERMINATION DATE: the second Mutual Business Day immediately preceding the first day of each Interest Period, and, solely in the case of the Series C Bonds, the Initial Applicable Conversion Date.

          INVESTMENT AGREEMENT: an agreement providing for the investment of funds held under this Trust Agreement, whether in the form of an interest bearing time account, or any similar arrangement (not including a repurchase agreement), entered into between the Trustee and a Qualified Financial Institution, in which, among other things, the Qualified Financial Institution represents that the funds invested thereunder will be invested in conformity with Section 6.2.6(b) of Regulation 3582.

          INVESTMENT OBLIGATIONS: (i) Government Obligations, (ii) bonds, debentures or notes issued by any of the following Federal agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Export
- Import Bank of the United States, Government National Mortgage Association, Federal Land Banks, or the Federal National Mortgage Association (including participation certificates issued by such Association), (iii) obligations of the Commonwealth or any of its instrumentalities or political subdivisions that are rated in one of the four highest rating categories (without any gradations within any category by numerical qualifier or otherwise) by any nationally recognized securities rating service, (iv) all other obligations issued or unconditionally guaranteed as to principal and interest by an agency or Person controlled or supervised by and acting as a Federal instrumentality pursuant to authority granted by the Congress, (v) time deposits, certificates of deposit or similar arrangements with the Trustee or any bank or banking association or trust company organized under the laws of the United States of America or any state thereof or the Commonwealth having reported capital and surplus of not less than FIFTY MILLION DOLLARS ($50,000,000) and reported deposits of not less than TWO HUNDRED

FIFTY MILLION DOLLARS ($250,000,000) and which has been designated by the Secretary of the Treasury of the Commonwealth as a depository for public funds, fully secured in the manner provided in Section 601, (vi) bankers' acceptances (other than by the Borrower) drawn on and accepted by the Trustee or any commercial bank organized under the laws of the United States of America or any state thereof or the Commonwealth, that is a member of the Federal Deposit Insurance Corporation having reported capital and surplus of not less than FIFTY MILLION DOLLARS ($50,000,000) and reported deposits not less than TWO HUNDRED FIFTY MILLION DOLLARS ($250,000,000), (vii) repurchase agreements with respect to any of the investments or securities referred to in subsection (i), (ii),
(iii), (iv) or (v) above, (viii) commercial paper of any corporation whose commercial paper has been rated in the highest category (without regard to any gradations within any category by numerical qualifier or otherwise) by any nationally recognized securities rating service, (ix) bonds, debentures, notes and other obligations of any corporation, which are rated in the two highest categories (without regard to any gradations within any category by numerical qualifier or otherwise) by any nationally recognized securities rating service and (x) an Investment Agreement.

          ISSUE DATE: the date appearing in the face of each Bond as the original issue date, which in the case of any Series C Bonds shall be the corresponding Applicable Conversion Date.

          LIBOR: the offered quotation for the rate of interest on three- month deposits of United States dollars in the London interbank market, as published by Telerate Systems, Inc. (currently on page 3750 of the financial information reporting services furnished electronically by Telerate Systems, Inc.) at approximately 11:00 a.m. (London time) on any Interest Rate Determination Date.

          LETTER OF CREDIT: the Initial Letter of Credit or any Successor Letter of Credit, as the Case may be.

          LETTER OF CREDIT BANK: The Initial Letter of Credit Bank during the term of the Initial Letter of Credit and thereafter the issuer of any Successor Letter of Credit.

         LOAN AGREEMENT: The Loan Agreement, dated the Date of Issuance, by and between the Authority and the Borrower, together with all permitted agreements amendatory thereof or supplemental thereto.

         MAJORITY INTEREST: as of any date of calculation, the Bondholders (not including the Borrower, any Affiliate or any Person holding Bonds on behalf of the Borrower or an Affiliate) of more than 50% of the aggregate principal amount of Bonds then Outstanding.

          MANDATORY PROJECT TERMINATION DATE: January thirty-one (31), nineteen hundred ninety-four (1994), or such later date as may be approved by the Commissioner and the Authority.

          MATURITY DATE: November one (1), nineteen hundred ninety-nine (1999).

          MORTGAGE: collectively, the first mortgage and the leasehold mortgage constituted by deeds numbers one (1) and two (2), dated the Date of Issuance, executed before Notary Public Leonor M. Aguilar Guerrero, to secure the Mortgage Note.

          MORTGAGE NOTE: collectively, the notes of the Borrower dated the Date of Issuance in the principal amounts of ONE HUNDRED TWENTY MILLION DOLLARS ($120,000,000), TWENTY MILLION DOLLARS ($20,000,000), SIX MILLION SIX HUNDRED TWELVE THOUSAND DOLLARS ($6,612,000) and TWO MILLION DOLLARS ($2,000,000), secured by the Mortgage.

          MUTUAL BUSINESS DAY: any day that is not a Saturday, Sunday or any other day on which banking institutions in any of San Juan, Puerto Rico, New York, New York or London, England are authorized or required by law or executive order to close.

          OUTSTANDING: when used with reference to the Bonds, means, as of a particular date, all Bonds theretofore issued and authenticated under this Trust Agreement except:

          (i) Bonds paid or delivered to the Trustee for cancellation;

          (ii) Bonds deemed to have been paid in  accordance  with Article XIII;
and

          (iii) Bonds in exchange for or in lieu of which other Bonds have been authenticated and delivered pursuant to this Trust Agreement.

          PERSON:  any  individual,  corporation,  partnership,  joint  venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or any agency or political subdivision thereof.

          PLEDGE AGREEMENT: the Pledge Agreement between the Letter of Credit Bank and the Borrower substantially in the form and substance of Exhibit C.

          PLEDGED BONDS: all Bonds authenticated and registered by the Trustee pursuant to Section 307.

          PREDECESSOR BOND: of any particular Bond means every previous Bond evidencing all or a portion of the same debt as that evidenced by such particular Bond; and, for purposes of this definition, any Bond authenticated and delivered under Section 210 in lieu of a lost, destroyed, mutilated, or stolen Bond shall be deemed to evidence the same debt as the lost, destroyed, mutilated or stolen Bond.

         PRINCIPAL PAYMENT DATE: the Maturity Date and any date on which the principal of the Bonds, in whole or in part, is due and payable by reason of redemption, purchase, acceleration or otherwise.

          PROJECT: the Industrial Facilities described in Exhibit A to the Loan Agreement, including any modifications thereof, substitution therefor or additions thereto and excluding deletions therefrom, as may be permitted by the Loan Agreement.

          PROJECT FUND: the Industrial Revenue Bonds, 1991 Series A, Series B and Series C (El Conquistador Resort Project) Project Fund, a special fund created and designated by the provisions of Section 401.

          PURCHASE PRICE: with respect to any Put Bond, 100% of the principal amount thereof together with interest accrued and unpaid to the Tender Date.

          PUT BONDS: the Bonds outstanding at the end of business on the Tender Record Date.

          QUALIFIED FINANCIAL INSTITUTION: a bank, trust company, national banking association or a corporation subject to registration with the Board of Governors of the Federal Reserve System under the Bank Holding Company Act of 1956 which is satisfactory to the Borrower and the Letter of Credit Bank and having a combined capital and surplus of at least FIFTY MILLION DOLLARS ($50,000,000), Government Development Bank for Puerto Rico or such other institution (including a government securities dealer) as may be acceptable to the Borrower and the Letter of Credit Bank.

          REDEMPTION PRICE: with respect to any Bond to be redeemed in whole or in part pursuant to this Trust Agreement, an amount equal to 100% of the principal amount of the Bond to be so redeemed (or, in the case of a Bond to be redeemed in part, 100% of the portion of the principal amount thereof to be redeemed), together with interest on such amount at the Interest Rate from the preceding Interest Payment Date to the date of redemption.

          REFERENCE BANKS: the three banks selected by the Trustee whose long term obligations are at the time rated in one of the two highest rating categories (without regard to any gradations within any category by numerical qualifier or otherwise) by any nationally recognized securities rating service.

          REGULAR RECORD DATE: the fifteenth day of the month immediately preceding an Interest Payment Date.

          REGULATION 3583: Regulation 3582 issued by the Commissioner on January twenty-nine (29), nineteen hundred eighty-eight (1988), as amended from time to time, and any successor regulation.

          REIMBURSEMENT AGREEMENT: the Initial Reimbursement Agreement or the Successor Reimbursement Agreement at the time in effect, as the case may be.

         RELATED DOCUMENTS:  the Mortgage, the Mortgage Note, the
Collateral Agreement, and the Remarketing Agreement.

          REMARKETING ACCOUNT: The account of such name in the Bond Purchase Fund created and established by the provisions of Section 505.

          REMARKETING AGENT: Chase Securities (P.R.), Inc. and Meduna & Co., Inc., collectively, or any other Person appointed by the Borrower as Remarketing Agent in accordance with the terms of the Remarketing Agreement.

          REMARKETING AGREEMENT: the Remarketing Agreement, dated the Date of Issuance, by and between the Remarketing Agent and the Borrower.

          REMARKETING  DATE:  the date  established  by the Trustee  pursuant to
Section 309 (A) for the remarketing of the Pledged Bonds.

          SECRETARY: The Secretary or any Assistant Secretary of the Authority, or if there is no secretary or assistant secretary, then any Person designated by the Board or authorized by the by-laws of the Authority to perform the functions of the Secretary.

          SERIES A BONDS: the Authority's Industrial Revenue Bonds, 1991 Series A (El Conquistador Resort Project) authorized under the provisions of Section 208.

          SERIES B BONDS: the Authority's Convertible Industrial Revenue Bonds, 1991 Series B (El Conquistador Resort Project) authorized under the provision of
Section 208.

          SERIES C BONDS: the Authority's Industrial Revenue Bonds, 1991 Series C (El Conquistador Resort Project) authorized under the provision of Section 208.

          SPECIAL RECORD DATE: the date fixed by the Trustee for determining the Holders entitled to the payment of Defaulted Interest, pursuant to Section 203.

          SUCCESSOR LETTER OF CREDIT: the irrevocable transferable letter of credit, reasonably acceptable in form to the Trustee, substantially similar to the Initial Letter of Credit, in an aggregate amount equal to the principal amount of the Bonds Outstanding on the date of issue of such letter of credit plus not less than 120 days' interest thereon at the rate of 12% per annum, together with all permitted agreements amendatory thereof or supplemental thereto.

          SUCCESSOR LETTER OF CREDIT BANK: the issuer of the Successor Letter of Credit.

          SUCCESSOR REIMBURSEMENT AGREEMENT: an agreement between the Borrower and the Successor Letter of Credit Bank providing for, among other things, the issuance of the Successor Letter of Credit, together with all permitted agreements amendatory thereof or supplemental thereto.

          TENDER ACCOUNT: the account of such name in the Bond Purchase Fund created and established by the provisions of Section 505.

          TENDER DATE: each date specified by the Letter of Credit Bank pursuant to Section 305(A) on which the Put Bonds are subject to mandatory tender for purchase.

          TENDER EVENT: the occurrence and continuation of an event of default under Section 12 of the Reimbursement Agreement.

          TENDER RECORD DATE: any date the Trustee receives the notice pursuant to Section 305(A).

          TRUST AGREEMENT: this Trust Agreement together with all permitted agreements amendatory hereof or supplemental hereto.

          TRUSTEE: Banco Popular de Puerto Rico (Employer Identification Number 66-017-5278), a bank incorporated and existing under the laws of the Commonwealth and having its principal corporate trust office in Hato Rey, Puerto Rico, which is authorized under such laws to exercise corporate trust powers and any other bank or trust company becoming successor trustee under this Trust Agreement, and any other bank, banking association or trust company becoming successor trustee under this Trust Agreement.

          TRUST ESTATE: (i) all right, title and interest of the Authority in and to (a) the Loan Agreement and all amounts receivable thereunder (except its rights under Sections 4.05, 4.06, 5.06, 5.07, 7.04, 9.14 and 9.15 of the Loan
Agreement, and its rights to receive notices), and (b) the Related Documents (except its rights under the sections of the Related

Documents corresponding to Sections 4.05, 4.06, 5.06, 5.07 and 7.04 of the Loan Agreement, and its rights to receive notices); (ii) all funds and accounts established under this Trust Agreement and all moneys and securities from time to time held by the Trustee hereunder until disbursement therefrom as provided herein; and (iii) any and all real or personal property of every name and nature from time to time, by delivery or by writing of any kind, Granted pursuant to the provisions of this Trust Agreement.

          TWENTY-FIVE PERCENT INTEREST: as of any date of calculation, the Holders (not including the Borrower, any Affiliate or any Person holding Bonds on behalf of the Borrower or an Affiliate) of not less than 25% of the aggregate principal amount of Bonds then Outstanding.

          UNDERWRITER: Chase Securities (P.R.), Inc.

          SECTION 102. MISCELLANEOUS. (A) Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders.

          (B) Unless the context shall otherwise indicate, "Bond", "Bondholder", "owner", "Person" shall include the plural as well as the singular number.

          (C)  All  references  herein  to  particular  articles,   sections  or
exhibits, of this Trust Agreement unless some other reference is established.

          (D) Words importing the redemption or calling for redemption of the Bonds shall not be deemed to refer to or connote the payment of the Bonds at their Maturity Date.

          (E) The captions or headings in this Trust Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provisions of articles and sections of this Trust Agreement.

                                   ARTICLE II
                        FORM, EXECUTION, AUTHENTICATION,
                         DELIVERY AND EXCHANGE OF BONDS

          SECTION 201. LIMITATION ON ISSUANCE OF BONDS. No Bonds may be issued under the provisions of this Trust Agreement except in accordance with the provisions of this Article.

          SECTION 202. FORM OF BONDS. The definitive Bonds are issuable as fully registered bonds without coupons in denominations of ONE HUNDRED THOUSAND DOLLARS ($100,000) or any integral multiple thereof, and substantially in the forms of Exhibit A, Exhibit B, and Exhibit C. All Bonds may contain or have endorsed thereon such legends or text as may be necessary or appropriate to conform to any applicable rules and regulations of any governmental authority or of any securities exchange on which the Bonds may be listed or traded or any usage or requirement of law with respect thereto or as may be authorized by the Authority and approved by the Trustee.

          SECTION 203. DETAILS OF BONDS. (A) The Bonds shall be dated, shall bear interest until their payment and shall be stated to mature (subject to prior redemption) all as hereinafter provided.

          (B) Each Bond shall bear interest from the Interest Payment Date next preceding the date on which it is authenticated, unless authenticated on an Interest Payment Date, in which case it shall bear interest from such Interest Payment Date, or, unless authenticated prior to the first Interest Payment Date in which case it shall bear interest from the Issue Date; provided, however, that if at the time of authentication of any Bond interest thereon is in default, such Bond shall bear interest from the date to which interest shall have been paid.

          (C) Interest on the Bonds shall be computed on the basis of a 360- day year of twelve 30-day months.

          (D) The Bonds shall be signed by, or bear the facsimile signatures of, the Executive Director and the Secretary. A facsimile of the corporate seal of the Authority shall be imprinted on the Bonds. In case any officer whose signature or a facsimile of whose signature shall appear on any Bonds shall cease to be such officer before the delivery of such Bonds, such signature or such facsimile shall nevertheless be valid and sufficient for all purposes as if he had remained in office until such delivery, and also any Bond may bear the facsimile signatures of or may be signed by such Persons as at the actual time of the execution of such Bond shall be the proper officers to sign such Bond although at the Issue Date of such Bond such Persons may not have been such officers.

          (E) The principal of and premium, if any, and the interest on the Bonds shall be payable in any Federal coin or currency which on the respective dates of payment thereof is legal tender for the payment of public and private debts.

          (F) Payment of the interest on each Bond which is payable and is punctually paid shall be made by the Trustee on each Interest Payment Date to the Holders at the close of business on the Regular Record Date by check mailed to such Holder or at the request of a Holder who initially purchases or subsequently acquires at least ONE MILLION DOLLARS ($1,000,000) aggregate principal amount of Bonds, by wire transfer to the bank account of such Holder, provided he files his bank account number with the Trustee for such purpose at least 15 Business Days prior to the first Interest Payment Date for which such wire transfer is to be made.

          (G) Except as provided in Section 209 and 210, payment of the principal of all Bonds and any premium thereon shall be made at the Corporate Trust Office upon the presentation and surrender of such Bonds as the same shall become due and payable, and only to the Holder or his legal representative.

          (H) Any interest on any Bond which is payable but is not punctually paid or duly provided for within 5 days after the same shall become due and payable on any Interest Payment Date for such Bond (herein called "Defaulted Interest"), shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of his having been such Holder; and such Defaulted Interest may be paid by the Authority, in its election in each case, as provided in clause First or Second below:

          First: The Authority may elect to make payment of any Defaulted Interest to the Holders at the close of business on a Special Record Date, which shall be fixed in the following manner. The Authority shall notify the Trustee of the amount of Defaulted Interest proposed to be paid on each such Bond and the date of the proposed payment, and at the same time the Authority shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Authority of such Special Record Date and, in the name and at the expense of the

Authority, shall cause notice of the proposed payment of such Defaulted Interest and the date therefor to be given to each Holder of such Bonds on the Special Record Date not less than 5 days prior to the date specified for payment of such Defaulted Interest. Notice of the proposed payment therefor having been given as aforesaid, such Defaulted Interest shall be paid on the date fixed for payment to the Holder at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause Second:

          Second: The Authority may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds affected may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Authority to the Trustee of the proposed payment pursuant to this clause, such payment shall be deemed practicable by the Trustee.

          (I) Subject to the foregoing provisions of this Section, each Bond delivered under this Trust Agreement upon registration of transfer of or in exchange for or in lieu of any other Bond shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Bond.

          SECTION 204. AUTHENTICATION OF BONDS. Only such of the Bonds as shall have endorsed thereon a certificate of authentication substantially in the form set forth in Exhibit A, Exhibit B and Exhibit C, duly executed by the Trustee, shall be entitled to any benefit or security under this Trust Agreement. No Bond shall be valid or become obligatory for any purpose unless and until such certificate of authentication shall have been duly executed by the Trustee, and such certificate of the Trustee upon any such Bond shall be conclusive evidence that such Bond has been duly authenticated and delivered under this Trust Agreement. The Trustee's certificate of authentication on any Bond shall be deemed to have been duly executed if signed by an authorized officer of the Trustee, but it shall not be necessary that the same officer sign the certificate of authentication on all of the Bonds that may be issued hereunder at any one time.

          SECTION 205. EXCHANGE OF BONDS. Bonds, upon surrender thereof at the Corporate Trust Office, together with an assignment duly executed by the Holder or legal representative in such form as shall be satisfactory to the Trustee, may, at the option of the Holder thereof, be exchanged for an equal aggregate principal amount of Bonds, of any denomination or denominations authorized by this Trust Agreement and, except in the case of a Conversion of the same Series.

          SECTION 206. REGISTRATION OF TRANSFER OF BONDS. (A) The Trustee shall keep the Bond Register. The transfer of any Bond may be registered only in the Bond Register upon surrender of such Bond to the Trustee together with an assignment, duly executed by the Holder or legal representative in such form as shall be satisfactory to the Trustee. Upon any such registration of transfer the Authority shall execute and the Trustee shall authenticate and deliver in exchange for such Bond a new Bond or Bonds registered in the name of the transferee, for an equal aggregate principal amount, of any denomination or denominations authorized by this Trust Agreement and, except in the case of a Conversion, of the same Series.

          (B) In all cases in which Bonds shall be exchanged or the transfer of Bonds shall be registered hereunder, the Authority shall execute and the Trustee shall authenticate and deliver at the earliest practicable time Bonds in accordance with the provisions of this Trust Agreement. All Bonds surrendered in any such exchange or registration of transfer shall forthwith be canceled by the Trustee. The Authority or the Trustee may impose a reasonable fee or service charge for every such exchange or registration of transfer of Bonds sufficient to reimburse it for any tax or other governmental charge required to be paid with respect to such exchange or registration of transfer. Neither the Authority nor the Trustee shall be required to make any such exchange or registration of transfer of Bonds during the 15 days immediately preceding the date of giving of notice of any redemption of Bonds, or after such Bond or any portion thereof has been selected for redemption, or at any time after a Tender Record Date and prior to a Tender Date.

          (C) The Series B Bonds are being issued and sold subject to the restriction that they can only be sold, transferred or otherwise disposed of to Eligible Institutions (as defined in Regulation 3582). The Trustee shall not register any Series B Bond in the name of any Person with respect to whom there is not on file with the Trustee evidence satisfactory to the Trustee that such Person is an Eligible institution. In addition, the Holder of any Series B Bond shall be deemed to have accepted such Bond subject to the undertaking of the Underwriter for a period of nine months after the Issue Date to sell Series C Bonds to 936 Corporations into which the Series B Bonds are convertible as described below and to convert such Series B Bonds (including such Holder's Series B Bond) as described below.

          (D) The Trustee shall not register the transfer of any Pledged Bonds until the Remarketing Date.

          SECTION 207. OWNERSHIP OF BONDS; TRANSFER OF TITLE. (A) As to any Bond, the Holder shall be deemed and regarded as the absolute owner thereof for all purposes. Payment of or on account of the principal of and the interest on any Bond shall be made only to or upon the order of the Holder or his legal representative, and shall be valid and effectual to satisfy and discharge the liability upon such Bond to the extent of the sum or sums so paid.

          (B) Subject to the provision of Section 207(C), the Holders are granted the power to transfer absolute title to their Bonds, including by assignment thereof to a bona fide purchaser for value (present or antecedent) without notice of prior defenses or equities or claims of ownership enforceable against his assignor or any Person in the chain of title and before the maturity of such Bond. Every prior Holder or any Bond shall be deemed to have waived and renounced all of his equities or rights therein in favor of every such bona fide purchaser, and every such bona fide purchaser shall acquire absolute title thereto and to all rights represented thereby.

          (C) The Series B Bonds can only be sold, transferred or otherwise disposed of to Eligible Institutions.

          SECTION 208. AUTHORIZATION OF BONDS. (A) There shall be issued under this Trust Agreement Bonds in the aggregate principal amount of ONE HUNDRED TWENTY MILLION DOLLARS ($120,000,000) for the purpose of providing funds for paying, with other available funds, all or a portion of the Cost of the Project. The Bonds shall consist of three series: (i) Series A, designated "Industrial Revenue Bonds, 1991 Series A (El Conquistador Resort Project)", in an aggregate principal amount of Ninety Million Dollars ($90,000,000), dated the Issue Date and numbered from RA-0001 upward, (ii) Series B, designated "Convertible Industrial Revenue Bonds, 1991 Series B (El Conquistador Resort Project)", initially in an aggregate principal amount of Thirty Million Dollars ($30,000,000), dated the Issue Date and numbered RB-0001 and upward, and (iii) Series C, designated "Industrial Revenue Bonds, 1991 Series C (El Conquistador Resort Project), dated the Issue Date and numbered RC-0001 and upward. At no time may the aggregate principal amount of the Outstanding Series B Bonds and Series C Bonds exceed THIRTY MILLION DOLLARS ($30,000,000).

          Each Holder of a Series B Bond may, on any Conversion Date, elect to convert all or any portion of its Series B Bond in any authorized denominations to a Series C Bond or Bonds of equal aggregate principal amount and authorized denominations as shall be selected by such Holder and specified in the Conversion Notice. To exercise the option to convert, such Holder must deliver to the Trustee, at the Corporate Trust Office (i) by 3:00 P.M. (Atlantic standard time) on a Business Day that is at least seven (7) days prior to the Applicable Conversion Date an irrevocable notice thereof designating the number, the Series B Bond (or portion thereof in authorized denominations) to be converted, the name of such Holder and its assignee, if any, and the Applicable Conversion Date (the "Conversion Notice"); and (ii) by 10:00 A.M. (Atlantic standard time) on the Applicable Conversion Date, the Series B Bond to be converted together with an assignment in the manner provided in

Section 206 if the registered owner of the Series C Bond or Bonds then being authenticated is not such Holder.

          On the Applicable Conversion Date, upon compliance with the conditions for conversion set forth in the preceding paragraph, the Trustee shall (i) authenticate and deliver to the converting Series B Bond Holder, or its assignee, without charge therefor, a Series C Bond or Bonds of authorized denomination or denominations and in an aggregate principal amount equal to the aggregate principal amount of the converted Series B Bond, (ii) register such Series C Bond or Bonds in the name of such Holder, or its assignee, in the manner provided in Section 206, such registration to be effective on the Applicable Conversion date, (iii) pay to such Holder presenting the Series B Bond for conversion, by check, the interest that has accrued on such Bond and is unpaid, (iv) cancel the converted Series B Bond and (v) if such Series B Bond is converted in part only, authenticate and deliver to such Holder or his legal representative, without charge therefor, for the unconverted portion of such Bond, a new Series B Bond or Bonds, of any denomination or denominations authorized by this Trust Agreement and in amount equal to the unconverted portion of such Series B Bond.

          (B) (a) The Series A Bonds and the Series B Bonds, subject to the provisions of Section 208 (B)(c), shall bear interest through April thirty (30), nineteen hundred ninety-one (1991) at the following per annum rates: the Series A Bonds 5.966250%, and the Series B Bonds 6.521250%; and at the Floating Rate for each Interest Period thereafter, which shall equal 86% in the case of the Series A Bonds, and 94% in the case of the Series B Bonds, or the Applicable LIBID Rate (such rate being expressed out to the sixth decimal place and truncated thereafter) in effect on the Interest Rate Determination Date for each such Interest Period.

          (b) The Series C Bonds, during each Interest Period, shall bear interest at the Floating Rate which shall equal a percentage, determined as provided below, of the Applicable LIBID Rate (such rate being expressed out to the sixth decimal point and truncated thereafter) in effect on the Interest Rate Determination Date for each such Interest Period. Such percentage shall be established on the Initial Applicable Conversion Date by the Underwriter and shall equal such percentage (not to exceed 86%) which in the judgment of the Underwriter would have resulted in the sale at par of the Series C Bonds, on the Initial Applicable Conversion Date, to a purchaser or purchasers acquiring for its or their own account or accounts. Prior to noon, Atlantic standard time, on the Initial Applicable Conversion Date the Underwriter shall notify the Trustee of such percentage.

          (c) For each Interest Period, commencing with the Interest Period beginning on the Interest Payment Date immediately succeeding the effective date of a Change in Law, the Interest Rate applicable to the Series A Bonds and the Series C Bonds shall equal the Applicable LIBID Rate (such rate being expressed out to the sixth decimal point and truncated thereafter) in effect on the Interest Rate Determination Date for each such Interest Period.

          (d) In determining the percentage of the Applicable LIBID Rate pursuant to Section 208(B)(b), the Underwriter shall taken into account, to the extent applicable, such factors as (i) market interest rates for comparable securities which are held by institutional and private investors with substantial portfolios with a term equal to the Maturity Date, subject to similar treatment under the Code and Commonwealth law, subject to similar treatment under Regulation 3582, with a similar rating, if the Series C Bonds are rated by a nationally recognized securities rating service and with redemption and tender for purchase provisions similar to such Bonds; (ii) other financial market rates and indices which have a bearing on such percentage;
(iii) general financial market conditions; and (iv) factors particular to the Project, such Bonds and the credit standing of the Borrower and the Letter of Credit Bank.

          (e) The Trustee shall be responsible for determining the Interest Rate as of each Interest Rate Determination Date. The Trustee shall notify all Holders, the Borrower, the Letter of Credit Bank and the Authority, of the applicable Interest Rate within 5 Business Days after each Interest Rate Determination Date.

          (D) The Applicable LIBID Rate as of a particular Interest Rate Determination Date shall be determined by the Trustee and shall be equal to LIBOR less 1/8th of 1%.

          If, as of any Interest Rate Determination Date, the Applicable LIBID Rate cannot be ascertained by the Trustee on the foregoing basis, the Trustee shall request the principal London office of each of the Reference Banks to provide the Trustee with its offered quotation to leading banks in the London interbank market for three month United States dollar deposits at approximately 11:00 a.m. (London time) on the Interest Rate Determination Date in question. If quotations are received from at least two Reference Banks, the Applicable LIBID Rate to be used in calculating the Interest Rate for the forthcoming Interest Period will be the arithmetic mean of the quotations received less 1/8th of 1%.

          If fewer than two of the Reference Banks provide the Trustee with such offered quotations, in order to determine the Applicable LIBID Rate to be used in calculating the Interest Rate for the forthcoming Interest Period the Trustee shall request several major banks in New York City, such banks to be selected by the Trustee in its sole discretion, to provide the Trustee with their interest rate quotations to leading banks in the London interbank market for three month loans in United States dollars at approximately 11:00 a.m. (New York time) on the Interest Rate

Determination Date in question. If quotations are received from at least two major banks, the Applicable LIBID Rate to be used in calculating the Interest
Rate for the Forthcoming Interest Period will be the arithmetic means of the quotations received, less 1/8th of 1%.

          If for any reason the Applicable LIBID Rate cannot be determined by the Trustee in any of these manners, the Interest Rate in effect during the Interest Period about to end will be continued in effect during the forthcoming Interest Period.

          (E) In no event shall the Interest Rate exceed the Highest Lawful Rate. If the amount of interest that would be paid at the Interest Rate in respect of any Interest Period would exceed the amount of interest that would have accrued on the Bonds during such Period at the Highest Lawful Rate (such excess being herein called the "Deferred Interest"), then the Interest Rate shall remain at the Highest Rate thereafter until the amount of interest actually paid at the Highest Lawful Rate is in excess of the amount that would have been paid at the Interest Rate which would otherwise have been applicable, by an amount equal to the Deferred Interest. After the Maturity Date or other payment in full of the Bonds, upon redemption, mandatory tender for purchase or otherwise, the Holders shall not be entitled to receive any Deferred Interest not theretofore paid.

          (F) The principal of the Bonds shall be payable on the Principal Payment Date.

          (G) The Bonds shall be executed substantially in the form and manner set forth in Exhibit A in the case of the Series A Bonds, Exhibit B in the case of the Series B Bonds and Exhibit C in the case of the Series C Bonds and shall be deposited with the Trustee for authentication, but before the Trustee shall authenticate and deliver said Bonds there shall be filed with the Trustee the following:

               (i) a copy, certified by the Secretary, of the resolution of the Board awarding the Bonds, specifying the initial interest rates for the Bonds, and directing their authentication and delivery to or upon the order of the purchasers mentioned therein upon payment of the purchase price therein set forth;

               (ii) an executed counterpart of the Loan Agreement;

               (iii) executed counterparts or simple copies of the Related Documents;

               (iv) the Letter of Credit, duly executed;

               (v) an opinion of counsel to the Letter of Credit Bank, addressed to the Trustee, to the effect that the Letter of Credit is a legal, valid and binding agreement of the Letter of Credit Bank, enforceable in accordance with its terms except to the extent that the enforceability of the

Letter of Credit may be limited by bankruptcy, insolvency or other laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether said enforceability is considered in a proceeding in equity or at law);

               (vi) an opinion of counsel to the Borrower that the execution and delivery of each of the Loan Agreement and the Related Documents has been duly authorized by the Borrower, each in the form so authorized, and has been duly executed by the Borrower and that, assuming proper authorization and execution thereof by the other parties thereto, each is valid, binding and enforceable against the Borrower in accordance with its terms, except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency or other laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether said enforceability is considered in a proceeding in equity or at law);

               (vii) an opinion of counsel, who may be counsel for the Authority, addressed to the Trustee, to the effect that (a) the Authority has the legal right and power to enter into and has duly authorized, validly executed and delivered, this Trust Agreement, the Loan Agreement, and the Related Documents to which it is a party, and each of such agreements and documents is legally valid and binding upon the Authority and enforceable against the Authority in accordance with its terms, except to the  extent  that the  enforceability  thereof  may be  limited  by  bankruptcy, insolvency or other laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (b) this Trust Agreement creates a legally valid and effective Grant of the Trust Estate, subject to the application thereof to the purposes and on the conditions permitted by this Trust Agreement, and that no filing or recording of any document is necessary in order to make such Grant effective or to continue it in effect (or specifying the place or places, if any, where such filing or recording is necessary and furnishing any officially authenticated certificates, or other documents, by which such filing or recording is evidenced), (c) the issuance of the Bonds will not violate any provision of law or of the by-laws of the Authority or result in the breach of, or constitute a default under, any agreement, indenture or other instrument to which the Authority is a party or by which it may be bound, (d) no authorization, consent or approval or withholding of objection of any governmental body or regulatory authority is requisite to the legal issue of said Bonds (unless such opinion shall show that no authorization, consent or approval or withholding of objection is requisite to the legal issue of said bonds, it shall specify and furnish any officially authenticated certificates, or other documents, by which such authorization, consent or approval or withholding of objection is evidenced), (e) the Bonds are legally valid and binding direct obligations of the Authority in accordance with their terms and the terms of this Trust Agreement and have been duly and validly authorized and issued in accordance with applicable law and this trust
Agreement, and (f) the conditions precedent to the delivery of the Bonds have been fulfilled, and covering such other matters as the Trustee may reasonably request; and

               (viii) such other opinions and certificates as the Trustee may reasonably request.

          When the documents mentioned above in this Section shall have been filed with the Trustee and when the Bonds shall have been executed an authenticated as required by this Trust Agreement, the Trustee shall deliver the Bonds at one time or from time to time to or upon the order of the purchasers named in the resolution mentioned in clause (i) of Section 208 (G), but only upon payment to the Trustee of the purchase price of said Bonds.

          (H) The proceeds of the Bonds shall be applied by the Trustee as follows:

               (i) such portion representing accrued interest, if any, shall be deposited to the credit of the Bond Fund; and

               (ii) the remainder of said proceeds shall be deposited to the credit of the Project Fund.

          SECTION 209. TEMPORARY BONDS. (A) Until definitive Bonds are ready for delivery, they may be executed, and upon request of the Authority the Trustee shall authenticate and deliver, in lieu of definite Bonds and subject to the same limitations and conditions, one or more temporary printed, typewritten, engraved or lithographed Bonds, in fully registered form without coupons in such denomination(s), equal to the aggregate principal amount of such definitive Bonds, with payment record attached for the notation of payments of interest, without presentation and surrender of such Bond, as the Authority by resolution may provide, substantially of the tenor hereinabove set forth and with such appropriate omissions, insertions and variations as may be required.

          (B) If temporary Bonds shall be issued, the Authority shall cause the definitive Bonds to be prepared and to be executed and delivered to the Trustee, and the Trustee, upon presentation to it at the Corporate Trust Office, of any temporary Bond, shall cancel the same and authenticate and deliver in exchange therefor at the place designated by the Holder, without charge to the Holder thereof, a definitive Bond or Bonds of an equal aggregate principal amount as the temporary Bond surrendered. Until so exchanged the temporary Bonds shall in all respects be entitled to the same benefit of this Trust Agreement as the corresponding definitive Bonds to be issued and authenticated hereunder.

No charge of any kind shall be made against the Holder upon an exchange of a temporary Bond for a definitive Bond.

          SECTION 210. MUTILIATED, DESTROYED OR LOST BONDS. (A) A mutilated Bond may be surrendered and thereupon the Authority shall execute and the Trustee shall authenticate and deliver in exchanged therefor a new Bond of like tenor and principal amount to the surrendered Bond.

          (B) If there be  delivered to the  Authority,  the Borrower and to the
Trustee:

               (i) evidence to their satisfaction of the destruction or loss of any Bond, and

               (ii) such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Authority or the Trustee that such Bond has been acquired by a bona fide purchaser, the Authority shall execute and upon its requests the Trustee shall authenticate and deliver in lieu of any such destroyed or lost Bond, a new Bond of like tenor and principal amount. In case any such mutilated, destroyed or lost bond has become or is about to become due and payable, the Authority in its discretion, instead of issuing a new Bond, may pay such Bond.

          (C) Upon the issuance of any new Bond under this Section, the Authority may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the trustee) connected herewith.

                                   ARTICLE III
                              REDEMPTION OF BONDS;
                          MANDATORY TENDER FOR PURCHASE

         SECTION 301. REDEMPTION OF BONDS. (A) The Bonds shall not be subject to prior redemption except as provided in this Article III.

          (B) The Bonds shall be called for redemption in whole at the Redemption Price, without premium, in the event the Borrower shall have become obligated to prepay the entire amount payable under Section 4.01 of the Loan Agreement in accordance with:

               (i) Section 8.02(a) of the Loan Agreement due to the cessation of operation of the Project, on the next Interest Payment Date occurring not less than 130 days after the Borrower become so obligated; or

               (ii) Section 8.02(b) of the Loan Agreement, on the Interest Payment Date immediately prior to the expiration date of the Letter of Credit which has not been extended or replaced; or

               (iii) Section 8.02(c) of the Loan Agreement, not later than 45 days after the occurrence of an event of Taxability.

          (C) The Bonds shall be called for redemption in whole or in part, at the Redemption Price, without premium, in the event the Borrower shall have become obligated to prepay any amount payable under Section 4.01 of the Loan Agreement in accordance with Section 8.02(d) of the Loan Agreement due to the occurrence of an event of condemnation, damage or destruction of the Project, on the next Interest Payment date occurring not less than 130 days after receipt by the Trustee of the notice delivered pursuant to said Section 8.02(d).

          (D) The Bonds in the case of (i) below, and the Series A Bonds and the Series C Bonds in the case of (ii) below, shall be called for redemption in whole or in part, as directed by the Borrower at the Redemption Price, without premium, in the event that the Authority and the Trustee shall have received notice pursuant to Section:

               (i) 8.01(a) of the Loan Agreement that the Borrower has elected to prepay all or a portion of the amounts payable under Section 4.01 of the Loan Agreement pursuant to Section 8.01(a) of the Loan Agreement, on any Interest Payment Date on or after May first (1st), nineteen hundred ninety-six (1996) (which shall not be less than 130 days from the date such notice is received by the Trustee) selected by the Borrower; and

               (ii) 8.01(b) of the Loan Agreement that the Borrower has elected as a result of the occurrence of a Change in Law to prepay all or a portion of the amounts payable under Section 4.01 of the Loan Agreement pursuant to Section 8.01(b) of the Loan Agreement, on any Interest Payment Date (which shall not be less than 130 days from the date the notice of the Borrowers election so to prepay is received by the Trustee) selected by the Borrower.

          (E) The Bonds shall be called for redemption in part, to the extent of any balance remaining in the Project Fund on the earlier of the Completion Date, the Mandatory Project Termination Date and the receipt by the Trustee of a certificate signed by an Authorized Borrower Representative, approved by an Authority Representative and the Letter of Credit Bank to the effect that the Project will not be completed, at the Redemption Price, without premium, on the next Interest Payment Date occurring not less than 130 days after the earlier of such dates or the date of such certificate.

          (F) The portion of the Bonds of each Series to be redeemed, in the case of a partial redemption, shall be determined by the Borrower. If fewer than all of the Bonds of any series shall be called for redemption, the Bonds or portions thereof of such Series to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate; provided, however, that the portion of any Bond to be redeemed shall be in the principal amount equal to ONE HUNDRED THOUSAND DOLLARS ($100,000) or some integral multiple thereof, and that, in selecting Bonds for redemption, the Trustee shall treat each Bond as representing that number of Bonds that is obtained by dividing the principal amount of such Bond by ONE HUNDRED THOUSAND DOLLARS ($100,000).

          SECTION 302. REDEMPTION NOTICE. At least 30 days before the redemption date of any Bonds the Trustee shall cause a notice, signed by it, of any such redemption, either in whole or in part, to be given to all Bondholders whose Bonds are to be redeemed. Each such notice shall set forth (i) the date fixed for redemption, (ii) the Redemption Price to be paid, (iii) if less than all of the Bonds then Outstanding shall be called for redemption, the distinctive numbers and letters, if any, of such Bonds to be redeemed and, in the case of Bonds to be redeemed in part only, the portion of the principal amount thereof to be redeemed, (iv) that on the date fixed for redemption such Redemption Price will become due and payable upon each Bond or portion thereof called for redemption, and that interest thereon shall cease to accrue on and after said redemption date, (v) the place where such Bonds are to be surrendered for payment of such Redemption Price; and (vi) whether the redemption is effected by reason of the occurrence of an Event of Taxability; and shall otherwise comply with Securities Exchange Act of 1934 Release No. 34-23856, dated December 3, 1986 (the "Redemption Release"). In case any Bond is to be redeemed in part only, the notice of redemption which relates to such

Bond shall state also that on or after the redemption date, upon surrender of such Bond, a new Bond or Bonds in principal amount equal to the unredeemed portion of such Bond will be issued. Failure to comply with the requirements of the Redemption Release or any defect thereon shall not affect the validity of the proceedings for the redemption of the Bonds. Failure to give redemption notice to any Holder or any defect in any notice so given shall not affect the validity of the proceedings for the redemption of the Bonds of any other Holders.

          SECTION 303. EFFECT OF CALLING FOR REDEMPTION. On the date so designated for redemption, notice having been given in the manner and under the conditions hereinabove provided, the Bonds or portions of Bonds so called for redemption: (i) shall become and be due and payable at the Redemption Price (plus premium, if any) provided for redemption thereof on such date, and, (ii) if sufficient Eligible Moneys for payment of the Redemption Price (plus premium, if any,) are held in separate accounts by the Trustee in trust for the Holders thereof, as provided in this Trust Agreement, interest thereon shall cease to accrue, and said Bonds shall cease to be entitled to any benefits or security under this Trust Agreement or to be deemed outstanding, and their Holders shall have no rights in respect thereof except to receive payment of the Redemption Price thereof (including premium, if any) and, to the extent provided in Section 304, to receive Bonds for any unredeemed portions of the Bonds.

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

Bonds and portions of Bonds for which irrevocable instructions to pay or to call for redemption on one or more specified dates have been given to the Trustee in form satisfactory to it shall not thereafter be deemed to be Outstanding under this Agreement and shall cease to be entitled to the security of or any rights under this Agreement, other than rights to receive payment of the Redemption Price thereof and any premium and accrued interest thereon, to be given notice of redemption in the manner provided in Section 302, and, to the extent hereinafter provided, to receive Bonds for any unredeemed portions of Bonds if Eligible Moneys or Government Obligations purchased with Eligible Moneys, or a combination of both, sufficient to pay the Redemption Price of such Bonds or portions thereof, together with accrued interest thereon to the date upon which such Bonds are to be paid or redeemed, are held in separate accounts by the Trustee in trust for the Holders of such Bonds.

          SECTION 304. REDEMPTION OF PORTIONS OF THE BONDS. In case part but not all of an Outstanding Bond shall be selected for redemption, the Holder or his legal representative shall present and surrender such Bond to the Trustee for payment of the Redemption Price thereof, and the Authority shall execute and the Trustee shall authenticate and deliver to or upon the order of such Holder or his legal representative, without charge therefor, for the unredeemed portion of the principal amount of the Bond so surrendered, a new Bond or Bonds of the same series, of any denomination or denominations authorized by this Trust Agreement and in an amount equal to the unredeemed principal amount of such Bond so surrendered.

          SECTION 305. MANDATORY TENDER FOR PURCHASE.

          (A) The Put Bonds are subject to mandatory tender for purchase on each Tender Date at the Purchase Price upon receipt by the Trustee from the Letter of Credit Bank of,

               (i) notice of a Tender Event, directing the Trustee to purchase all Put Bonds in accordance with this Section 305(A) and establishing the Tender Date, which shall not be earlier than four (4) Business Days and not later than thirteen (13) days after the Trustee receives such notice and the items mentioned in clauses (ii), (iii) and (iv) below;

               (ii) a certified copy of a ruling issued by the Treasury Department of the commonwealth containing rulings substantially to the effect set forth in Exhibit E'

               (iii) an opinion of Bond Counsel as to the validity of the aforesaid rulings as of the date of the Letter of Credit Bank notice mentioned in clause (i) above and

               (iv) an executed copy of the Pledge Agreement.

          (B) The Trustee, no later than the Business Day after receiving the proceeds of the claim filed pursuant to Section 1403(C), shall give, by had delivery or overnight mail courier service, to each Holder on the close of business on the Tender Record Date notice that:

               (i) a Tender Event has occurred,

               (ii) all such Holders are required to tender their Bonds for purchase at the Purchase Price on the Tender Date,

               (iii) all Bonds not so tendered will be deemed to have been tendered and purchased on the Tender Date, and

               (iv) on and after the Tender Date interest on such Bonds shall cease to accrue and said Bonds shall cease to be entitled to any benefits or security under this Trust Agreement or to be deemed Outstanding and their Holders shall have no rights in respect thereof except to receive payment of the Purchase Price.

               Any  notice   given  as  provided  in  this   Section   shall  be
conclusively presumed to have been given whether or not the Holder receives the notice.

          (C) All Put Bonds whether or not tendered to the Trustee as provided in subsection (B) below shall be deemed to have been tendered for purchase and purchased on each Tender Date in accordance with the terms of this Trust Agreement.

          (D) The Purchase Price of the Put Bonds will be paid by the Trustee to the Bondholders on the Tender Date and on any Business Day thereafter, upon delivery to the Trustee of Put Bonds at the corporate Trust Office, using funds deposited in the Tender Account.

          (E) Put Bonds delivered to the Trustee shall be cancelled.

          SECTION 306. EFFECT OF TENDER FOR PURCHASE.

               On the Tender Date, if sufficient Eligible Moneys for the payment of the Purchase Price of all the Put Bonds are held in separate accounts by the Trustee in trust for the Holders thereof, interest thereon shall cease to accrue and the Put Bonds shall cease to be Outstanding and entitled to any benefits or security under this Agreement, and the Holders shall have no rights in respect thereto except to receive payment of the Purchase Price thereof in accordance with Section 305. The Trustee is required by Section 507 to hold all such moneys in trust for the benefit of the Holders of Put Bonds which Bonds are not presented to the Trustee in accordance with the provisions of Section 305.

          SECTION 307. DELIVERY OF BONDS AND CANCELLATION OF PUT BONDS. On or prior to 2:00 p.m. Atlantic standard time on the Tender Date regardless of whether any Put Bonds have been tendered in accordance with Section 305(B), the Trustee shall: authenticate and register in the name of the Borrower without charge therefor, a Bond of each Series in the aggregate principal amount purchased of each Series and shall hold such Bonds in trust for the benefit of the Letter of Credit Bank pursuant to a custodial agreement between the Letter of Credit Bank and the Trustee and such Bonds shall constitute Pledged Bonds.

          SECTION 308. PAYMENT OF PUT BONDS NOT PRESENTED ON TENDER DATE. (A) In the event that any Put Bonds shall not be presented to the Trustee on or prior to 10:00 a.m. Atlantic standard time on the related Tender Date, the Trustee shall segregate in the Tender Account and, subject to Section 507, hold the moneys for the Purchase price of such Put Bonds in trust, uninvested and without liability for interest thereon, for the benefit of the former Holders of such Put Bonds, who shall thereafter be restricted exclusively to such moneys for the satisfaction of any claim for the Purchase Price of such Put Bonds.

          (B) In the case of Put Bonds delivered to the Trustee on any Business Day subsequent to 10:00 a.m. Atlantic standard time on the related Tender Date, duly assigned in blank, the Trustee shall, subject to the provisions of Section 507, pay the Purchase Price of such Put Bond to the holder no later than 3:00 p.m Atlantic standard time, on the next succeeding Business Day.

          (C) The Trustee agrees to accept delivery of all Put Bonds surrendered to it in accordance with Section 305, and to hold such Bonds in trust for the benefit of the respective Holders that shall have so surrendered such Bonds, until the Purchase Price of such Bonds shall have

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
been delivered to or for the account of or to the order of such Holders or otherwise held by the Trustee pursuant to Section 506(B).

          (D) In purchasing Put Bonds hereunder, the Trustee shall be acting as a conduit and shall not be purchasing Put Bonds for its own account and in the absence of notice from the Authority or the Borrower shall be entitled to assume that any Put Bond tendered to it, or deemed tendered to it for purchase, is entitled under this Trust Agreement to be so purchased.

         SECTION 309.  REMARKETING OF PLEDGED BONDS.

         (A) The Trustee, upon receipt from the Letter of Credit Bank of notice pursuant to Section 5 of the Pledge Agreement, shall establish the Remarketing Date, which date shall be at least ten (10) Business Days after the Trustee's receipt of such notice, and notify promptly the Remarketing Agent thereof.

          (B) On the Remarketing Date, upon the receipt of an opinion of Bond Counsel reconfirming the opinion

               (i) authenticate and deliver to or upon the order of the purchasers of Pledged Bonds that are sold by the Remarketing Agent, without charge therefor, a Bond or Bonds at the option of such purchasers, of authorized denominations, in the principal amount and of the same Series of the pledged Bonds so sold and register their transfer in the Bond Register;

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

               (ii) deliver to the Remarketing Agent the Bonds so authenticated for redelivery to the purchasers thereof pursuant to the Remarketing Agreement;

               (iii) cancel all Pledged Bonds; and

               (iv) deliver to the Letter of Credit Bank the amounts held to the credit of the Remarketing Account.

          (C) In the event that on or before 12:00 noon Atlantic standard time on the Remarketing Date, the Trustee shall have not received the opinion provided for in Section 309(B), the Trustee shall:

               (i) deliver to the Remarketing Agent, by check, the amounts held to the credit of the Remarketing Account; and

               (ii) cancel all Pledged Bonds.

          SECTION 310. NO REISSUANCE UPON PURCHASE. It is the express intention of the parties hereto that any purchase, sale or transfer of Bonds, as provided in Sections 305 and 309, shall not constitute or be construed to be the extinguishment of any Bonds or the indebtedness represented thereby or the reissuance of any Bonds.

          SECTION 311. NO SALES AFTER DEFAULT. Notwithstanding anything in this Trust Agreement to the contrary, if the Bonds shall be declared to be immediately due and payable pursuant to Section 803(A), and such declaration shall not have been rescinded or annulled pursuant to Section

803(B) there shall be no remarketing of Bonds pursuant to this Trust Agreement and the Remarketing Agreement.

                                   ARTICLE IV
                                  PROJECT FUND

          SECTION 401. PROJECT FUND. (A) A special fund is hereby created and designated the "Industrial Revenue Bonds, 1991 Series A, Series B and Series C (El Conquistador Resort Project; Project Fund", to the credit of which such deposits shall be made as are required by the provisions of Section 208. Any moneys received by the Trustee from any other source for the Project shall also be deposited to the credit of the Project Fund.

          (B) Subject to the provisions of Sections 404, 406 and 602, the moneys in the Project Fund shall be held by the Trustee in trust and shall be subject to a lien and charge in favor of the Holders of the Outstanding Bonds and the Letter of Credit Bank as long as the Letter of Credit Bank shall not have failed to honor any drawing made and presented pursuant to and in strict compliance with the Letter of Credit, and for the further security of such Holders and the Letter of Credit Bank, until paid out or transferred as herein provided.

          SECTION 402. PAYMENTS FROM PROJECT FUND. Payment of the Cost of the Project shall be made from the Project Fund. All payments from the Project Fund shall be subject to the provisions and restrictions set forth in this Article.

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

          SECTION 403. ITEMS OF COST. For the purposes of this Trust Agreement the Cost of the Project shall embrace all Costs permitted by the Act in connection with the Project, including without limitation:

               (i) payment to the Borrower and the Authority, as the case may be, of such amounts, if any, as shall be necessary to reimburse the Borrower and the Authority in full for all advances and payments made by them or either of them or for their accounts, with respect to the Project at any time after the Cost of the Project Reimbursement Date for expenditures in connection with the Cost of the Project, including, but not limited to, the acquisition of any property required for or deemed necessary in connection with the Project, the preparation of the Plans and Specifications as defined in the Loan Agreement) (including any preliminary study or planning of the Project, or any aspect of either thereof and any reports or analyses concerning the Project), the acquisition and construction of the Project, and all real and personal property deemed necessary in connection with the Project, or any one or more of said expenditures;

               (ii) payment of interest on the Bonds during the period beginning on the Issue Date an ending on the Completion Date and for 180 days thereafter, including any payments by the Borrower under any interest rate swap arrangement relating to interest on obligations incurred by the Borrower in respect of the Project;

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

               (iii) payment of the Costs of Issuance;

               (iv) payment for labor, services (including architectural, engineering and supervisor services), materials and supplies used or furnished in site improvement and in the acquisition and construction of the Project, payment for the cost of the acquisition, construction and installation of utility services or other facilities, and payment for the miscellaneous expenses incidental to any of the foregoing items;

               (v) payment, as they become due, of the fees, commissions and expenses of the Trustee and the Letter of Credit Bank properly incurred under this Trust Agreement or the Reimbursement Agreement prior to the Completion Date;

               (vi) payment of any other costs and expenses relating to the Project (including testing), or the authorization, issuance and sale of the Bonds; and

               (vii) payment of the Administrative Fee.

          SECTION 404. REQUISITES FOR PAYMENTS FROM PROJECT FUND. (A) Payments from the Project Fund shall be made by the Trustee upon the order of the Borrower in accordance with the provisions of this Section, but no such payment shall be made unless and until the Trustee shall receive a requisition, prepared and signed by the Authorized Borrower Representative, approved by the Letter of Credit Bank and, if the Authority so determined by notice to the Trustee, the Borrower, and

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
the Letter of Credit Bank which the Trustee has received not less than 15 days prior to its making such payment, approved by an Authority Representative; provided, however, that such approval by the Authority shall not be withheld if the requisition is consistent with the Act, the Loan Agreement and this Trust Agreement, stating:

               (i) the item number of each such payment,

               (ii) the name of the Person (including the Borrower) to whom each payment is due,

               (iii) the respective amounts to be paid, and

               (iv) that obligations in the stated amounts have been incurred and are presently due and payable, or reimbursable to the Borrower, and that each item thereof is a proper charge against the Project Fund, is substantially in accord with the estimates of the Cost of the Project set forth in the application (as amended from time to time) filed with the Authority, and has not been paid from the Project Fund.

          (B) Upon receipt of any such order and accompanying requisition, the Trustee shall pay such obligation from the Project Fund. If prior to payment of any item in a requisition the Borrower should for any reason desire not to pay such item, the Borrower shall give notice of such decision to the Trustee.

          (C) In making any disbursement, the Trustee shall pay each such obligation directly to the Borrower or to any payee designated by the

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

Authorized Borrower Representative, as set forth in the order of the Borrower directing such disbursement.

          SECTION 405. RELIANCE ON REQUISITIONS. All requisitions and orders received by the Trustee, as required in this Article as conditions of payment from the Project Fund, may be relied upon by the Trustee, and shall be retained by the Trustee, subject at all reasonable times to examination by the Borrower, the Authority, any Bondholder and the agents and representative thereof.

          SECTION 405. BALANCE IN PROJECT FUND.

          (A) Upon the earlier of the Mandatory Project Termination Date and the receipt by the Trustee of the certificate required by Section 3.06 of the Loan Agreement or a certificate signed by an Authorized Borrower Representative, approved by an Authority Representative and the Letter of Credit Bank, to the effect that the Project will not be completed, any moneys remaining in the Project Fund shall be transferred to the Bond Fund and used to pay the Redemption Price of Bonds called for redemption pursuant to Section 301(E), and any balance remaining after such use shall first: be applied to reimburse the Letter of Credit Bank for any drawings in respect of such redemption, and second: shall be transferred to the Bond Fund on the Interest Payment Date next succeeding such redemption, together with any interest or income earned thereon.

          (B) In the event that the Borrower  exercises the option under Section
8.01 of the Loan  Agreement to prepay in full the amounts  payable under Section
4.01 of the Loan Agreement, the Trustee shall, upon the direction of the Borrower, deposit into the Bond Fund, on the date the prepayment is made, any moneys remaining in the Project Fund.

          (C) If the principal amount of all Outstanding Bonds shall have become due and payable pursuant to a declaration in accordance with Section 803 or the giving of a redemption notice pursuant to Section 301, the Trustee shall deposit in the Bond Fund any balance remaining in the Project Fund.

                                    ARTICLE V
                        BOND FUND AND BOND PURCHASE FUND

          SECTION 501. CREATION OF BOND FUND. A special fund is hereby created and designated "Industrial Revenue Bonds, 1991 Series A, Series B, and Series C (El Conquistador Resort Project) Bond Fund". The moneys in the Bond Fund shall be held by the Trustee in trust and applied as hereinafter provided and, pending such application, shall be subject to a lien and charge in favor, and for the further security, of the Holders and the Letter of Credit Bank so long as the Letter of Credit shall be outstanding, until paid out or transferred as herein provided.

          SECTION 502. PAYMENTS INTO BOND FUND.

          (A) There shall be deposited to the credit of the Bond Fund:

               (i) accrued interest, if any, on the Bonds paid by the purchasers thereof;

               (ii) all amounts drawn under the Letter of Credit;

               (iii) all amounts paid pursuant to Sections 4.01, 8.01 and 8.02 of the Loan Agreement;

               (iv) any amount in the Project Fund to be transferred to the Bond Fund in accordance with the provisions of Section 406;

               (v) all amounts derived from the Mortgage Note, which are due and payable to the Trustee under the Collateral Agreement; and

               (vi) all other moneys received by the Trustee under and pursuant to any of the provisions of the Loan Agreement or otherwise which are permitted or required, or are accompanied by directions from the Borrower, the Letter of Credit Bank or the Authority that such moneys are to be paid into the Bond Fund.

          (B) The Trustee shall establish a separate account or subaccount within the Bond Fund corresponding to the source of moneys specified in Section 502 for each deposit made into the Bond Fund so that the Trustee may at all times ascertain the source and date of deposit of the funds in each such account or subaccount. The Bond Fund and its accounts and sub-accounts shall be held separate and apart from each other and from all funds, accounts and subaccounts created by or pursuant to this Trust Agreement. Amounts on deposit on said accounts or subaccounts shall not be commingled with each other or with any other fund, account or subaccount created by or pursuant to the provisions of this Trust Agreement.

          (C) All moneys other than Eligible Moneys held to the credit of the Bond Fund shall be held in a separate account therein until such time as such moneys become Eligible Moneys.

          (D) The Trustee is authorized to receive at any time payments from the Borrower pursuant to the Loan Agreement or otherwise for deposit in the Bond Fund.

          SECTION 503. USE OF MONEYS IN BOND FUND.

          (A) Except as otherwise provided in this Trust Agreement, Eligible Moneys in the Bond Fund shall be used solely for the payment of the principal (whether at maturity or upon acceleration or redemption or otherwise) of and premium, if any, and interest on the Bonds. On each Interest Payment Date and on each Principal Payment Date, the Trustee shall withdraw from the Bond Fund sufficient Eligible Moneys and pay the amounts due and payable to the Bondholders pursuant to this Trust Agreement.

          (B) Moneys deposited to the credit of the Bond Fund pursuant to clause
(ii) of Section 502(A), and any interest accruing on and any profit realized from the investment thereof, shall not be withdrawn pursuant to this Section until all other Eligible Moneys to the credit of the Bond Fund shall have been withdrawn from the Bond Fund.

          (C) Any provision herein to the contrary notwithstanding, no payment of the principal of and premium, if any, and interest on Bonds held by or on behalf of the Borrower or any Affiliate (other than Pledged Bonds) shall be made by the Trustee.

          SECTION 504. APPLICATION AND PLEDGE OF MONEYS IN THE BOND FUND. Subject to the terms and conditions set forth in this Trust Agreement, and except as otherwise provided in Section 503(B), moneys held for the credit of the Bond Fund shall be held in trust and disbursed by the Trustee for (i) the payment of the interest on the Bonds as such interest becomes due and payable, or (ii) the payment of the principal of the Bonds, or (iii) the payment of the Redemption Price and premium, if any, of the Bonds, or (iv) subject to the prior payment or provision for payment of the amounts described in the preceding clauses (i), (ii) and (iii), the payment of amounts payable to the Letter of Credit Bank pursuant to the Reimbursement Agreement and the documents relating thereto as such amounts become due and payable. Moneys held for the credit of the Bond Fund are hereby pledged to secure, and are charged with, the payments mentioned in this Section.

          SECTION 505. CREATION OF BOND PURCHASE FUND.

          (A) A special fund is hereby created and designated "Industrial Revenue Bonds, 1991 Series A, Series B, and Series C (El Conquistador Resort Project) Bond Purchase Fund". Within the Bond Purchase Fund there are hereby created and established two separate accounts designated the "Remarketing Account" and the "Tender Account". Moneys held to the credit of the Bond Purchase Fund shall be held by the Trustee subject to the provisions of Section 507(B) and shall not be invested by the Trustee. The Bond Purchase Fund accounts shall be held separate and apart from each other and from all funds and accounts created by or pursuant to this Trust Agreement. Amounts on deposit in the Bond Purchase Fund accounts shall not be commingled with each other or with other amounts held by the Trustee under this Trust Agreement. No funds shall be accepted for deposit to the credit of the Bond Purchase Fund by or on behalf of the Authority or any subsidiary or affiliate thereof, nor shall any such funds if deposited by mistake or otherwise, be used for the purchase of Bonds pursuant to the terms of this Trust Agreement and the Remarketing Agreement and no funds of the Letter of Credit Bank shall be deposited to the credit of any account established hereunder or pursuant to the provisions hereof other than the Tender Account.

          (B) Any moneys received by the Trustee from the Remarketing Agent representing the Purchase Price of Pledged Bonds remarketed pursuant to the Remarketing Agreement shall be (i) deposited to the credit of the Remarketing Account and (ii) disbursed in accordance with Section
506.

          (C) Any moneys received by the Trustee from the Letter of Credit Bank for the purchase of Put Bonds pursuant to Section 1403(C) shall be (i) deposited to the credit of the Tender Account, and (ii) disbursed in accordance with
Section 506.

          SECTION 506. DISBURSEMENT FROM THE BOND PURCHASE FUND. Moneys in the Bond Purchase Fund shall be applied on the Tender Date or the Remarketing Date, as applicable, as follows:

               (i) moneys constituting immediately available funds deposited to the credit of the Tender Account shall be applied on the Tender Date, at or before 2:00 p.m., Atlantic standard time, by the Trustee to purchase the Put Bonds, and

               (ii) moneys in the Remarketing Account shall be applied by the Trustee as provided in Sections 309(B) and (C).

          SECTION 507. MONEYS WITHDRAWN FROM BOND FUND OR BOND PURCHASE FUND.

          (A) All moneys which the Trustee shall have withdrawn from the Bond Fund, the Bond Purchase Fund or shall have received from any other source and set aside for the purpose of paying any of the Bonds, either at the maturity thereof or upon call for redemption, tender for purchase or otherwise shall be held in trust for the respective Holders of such Bonds.

          (B) Any moneys which shall be withdrawn or set aside under this Section and which shall remain unclaimed by such Holders for a period of two years after the date on which such Bonds shall have become due and payable or deemed tendered for purchase may, after payment to the Letter of Credit Bank of all amounts then due and owing to the Letter of Credit Bank pursuant to the Reimbursement Agreement and the documents relating thereto, upon the request of the Borrower, be paid to the Borrower or to such officer, board or body as may then be entitled by law to receive the same, thereafter the Holders of such Bonds shall look only to the Borrower or to such officer, board or body, as the case may be, for payment and then only to the extent of the amount so received without any interest thereon, and the Authority and the Trustee shall have no responsibility with respect to such moneys. Until paid as aforesaid, any moneys so withdrawn or set aside shall be invested as the Trustee and the Borrower may agree.

          SECTION 508. CANCELLATION OF BONDS UPON PAYMENT. All bonds paid or redeemed, either at or before maturity and all Bonds delivered by the Borrower to the Trustee for cancellation shall be canceled upon the payment, redemption or delivery of such Bonds. All Bonds canceled under any of the provisions of this Trust Agreement shall be held by the

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

Trustee until such time as they are destroyed by the Trustee. The Trustee shall execute a certificate in triplicate describing the Bonds so destroyed, and an executed certificate shall be filed with each of the Authority and the Borrower and the other executed certificate shall be retained by the Trustee. Upon the delivery to the Trustee by the Borrower of any Bonds to be canceled, the Trustee shall promptly file with the Letter of Credit Bank a certificate of reduction in the form specified in the Reimbursement Agreement, if any.

                                   ARTICLE VI
                  DEPOSITARIES OF MONEYS, SECURITY FOR DEPOSITS
                             AND INVESTMENT OF FUNDS

          SECTION 601. SECURITY FOR DEPOSITS.

          (A) All moneys deposited with the Trustee under the provisions of this Trust Agreement or the Loan Agreement shall be held in trust and applied only in accordance with the provisions of this Trust Agreement and the Loan Agreement and shall not be subject to lien or attachment by any creditor of the Authority or the Borrower.

          (B) All moneys deposited with the Trustee under this Trust Agreement and the Loan Agreement in excess of the amount guaranteed by the Federal Deposit Insurance Corporation or other Federal agency shall be continuously secured for the benefit of the Authority and the Bondholders either (i) by lodging with a bank or trust company approved by the Authority and the Trustee as custodian, or, if then permitted by

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

law, by setting aside under control of the trust department of the bank holding such deposit, as collateral security, Government Obligations or, with the approval of the Trustee, other marketable securities eligible as security for the deposit of trust funds under regulations of the Comptroller of the Currency of the United States of America, or applicable Commonwealth or state law or regulations, having a market value (exclusive of accrued interest) not less than the amount of such deposit, or (ii) if the furnishing of security as provided in clause (i) of this Section is not permitted by applicable law, in such other manner as may then be required or permitted by applicable Commonwealth, state or Federal laws and regulations regarding the security for, or granting a preference in the case of, the deposit of trust funds. Provided, however, that it shall not be necessary for the Trustee to give security for any moneys which shall be represented by the investments purchased under the provision of this Article as an investment of such moneys.

          SECTION 602. INVESTMENT OF MONEYS. (A) Moneys held for the credit of the project Fund and the Bond Fund, except proceeds of any draws under the Letter of Credit and except as provided in Article XIII hereof, at the direction of any Authorized Borrower Representative with the prior approval of the Letter of Credit Bank shall be invested and reinvested by the Trustee in Eligible Investment Obligations in the case of the Project Fund, or, in the case of the Bond Fund, in Investment

Obligations the income on which constitutes income from sources within Puerto Rico under the Code as in effect on the date of each such investment or reinvestment, selected by the Borrower. Moneys held to the credit of the Bond Purchase Fund shall not be invested by the Trustee.

          (B) Obligations purchased as an investment of moneys in any fund, account or sub-account shall be deemed at all times to be part thereof and any interest accruing and any profit realized therefrom shall be credited, and any loss resulting from such investment shall be charged to such fund, account or sub-account. Neither the Trustee nor the Authority shall be liable or responsible for any loss resulting from any such investment.

                                   ARTICLE VII
                       PARTICULAR COVENANTS AND PROVISIONS

          SECTION 701. COVENANTS TO PAY BONDS; BONDS LIMITED OBLIGATIONS OF AUTHORITY. (A) The Authority covenants that it will cause to be paid promptly principal of interest and all other amounts payable on every Bond on the dates and in the manner provided herein and in said Bond, according to the true intent and meaning thereof; provided, however, that any amount in the Bond Fund available for any payment of principal of or interest and all other amounts payable on the Bonds shall be credited against any amount required to be caused by the Authority so to be paid. Except as in this Trust Agreement otherwise provided, such principal amount, interest and other amounts are payable

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
solely from the payments required to be made by the Borrower under Section 4.01 of the Loan Agreement and any other revenues and funds derived under the Loan Agreement, this Trust Agreement and the Related Documents to the extent provided in this Trust Agreement, which payments under the Loan Agreement, revenues and funds together extent provided in this Trust Agreement are hereby charged with the payment thereof in the manner and to the extent hereinabove particularly specified.

          (B) The Bonds, and the interest and other amounts payable thereon shall not constitute an indebtedness of either the commonwealth or any of its political subdivisions, other than the Authority. The Bonds shall be payable solely from the revenues and proceeds provided therefor, and the Authority is not obligated to pay the Bonds or the interest thereon except from such revenues and proceeds or other amounts and neither the Commonwealth nor any of such political subdivisions, other than the Authority, shall be liable thereon.

          (C) Anything herein to the contrary notwithstanding, so long as the Letter of Credit Bank shall not have failed to honor any drawing made and presented pursuant to and in strict compliance with the Letter of Credit, the prior approval, consent or direction of the Letter of Credit Bank shall be required as to any direction of or selection by the Borrower under Section 602(A) and as to any action taken by the Trustee (including any waivers of the Trustee's rights) thereunder or under the provisions of the documents evidencing (i) investments made thereunder and (ii) any security interest guaranteeing payments under said investments.

          SECTION 702. COVENANT TO PERFORM OBLIGATIONS UNDER THIS TRUST AGREEMENT AND LOAN AGREEMENT AND RELATED DOCUMENTS. The Authority covenants that: (i) it will faithfully perform at all times any and all covenants, undertakings, stipulations, and provisions on its part to be observed or performed contained in this Trust Agreement, in the Bonds, in all proceedings of the Authority pertaining thereto and filed with the Trustee and contained in the Loan Agreement and in the Related Documents to which it is a party; (ii) it is duly authorized under the laws of the Commonwealth, including particularly and without limitation the Act, to issue the Bonds and to enter into this Trust Agreement, the Loan Agreement and the Related Documents to which it is a party, to assign the payments and other funds derived from the Loan Agreement and the Related Documents and otherwise in the manner and to the extent herein set forth; (iii) all action on its part for the issuance of the Bonds, the execution and delivery of this Trust Agreement, the Loan Agreement and the Related Documents to which it is a party and the Grant of the payments and other funds as provided herein has been duly and effectively taken; and (iv) each Bond in the hands of the owners thereof is and will be a valid and enforceable obligation of the Authority according to the tenor and import thereof.

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

          SECTION 703. COVENANT TO PERFORM FURTHER ACTS. The Authority covenants that it will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such agreements supplemental hereto and such further acts, instruments and transfers as the Trustee may reasonably require to Grant the Trust Estate in trust to the Trustee.

          SECTION 704. TRUSTEE MAY ENFORCE AUTHORITY'S RIGHTS UNDER LOAN AGREEMENT AND THE RELATED DOCUMENTS. The Trustee, subject to the provisions of the Loan Agreement and this Trust Agreement reserving certain rights to the Authority and respecting actions by the Trustee in its name or in the name of the Authority, may enforce all rights of the Authority and all obligations of the Borrower under and pursuant to the Loan Agreement and the Related Documents to which the Authority is a party and on behalf of the Bondholders whether or not the Authority is in default hereunder.

                                  ARTICLE VIII
                              DEFAULT AND REMEDIES

          SECTION 801. EXTENSION OF INTEREST PAYMENT DATES. In case the time for the payment of the interest on any Bond shall be extended, whether or not such extension be by or with the consent of the Authority, such interest shall not be entitled in case of default hereunder to the benefit of this Trust Agreement except subject to the prior payment in full

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
of the aggregate principal amount and interest on all Outstanding Bonds, the time for the payment of which shall not have been extended.

          SECTION 802. DEFAULTS. Each of the following events is hereby declared an "event of default":

               (a) payment of the principal amount or premium, if any, of any of the Bonds shall not be made when the same shall become due and payable; or

               (b) payment of any installment of interest on any of the Bonds shall not be made when the same shall become due and payable; or

               (c) an event of default under the Loan Agreement other than under clauses (a) or (i) of Section 7.01 thereof, or

               (d) an event of default under clause (i) of Section 7.01 of the Loan Agreement.

          SECTION 803. ACCELERATION. (A) Upon (i) the happening and continuance of any event of default specified in clause (c) of Section 802 then the Trustee, subject in all cases to the provisions of Section 818, may, and (ii) the direction of the Twenty-Five Percent Interest, or upon the happening of any other event of default specified in Section 802, then the trustee shall, by notice to the Authority and the Letter of Credit Bank, declare the aggregate principal amount of the Bonds (if not then due and payable) to be due and payable immediately after the date of receipt of such notice, and upon such declaration the same shall become and be due and payable immediately after the date of such notice anything contained in the Bonds or in this Trust Agreement to the contrary notwithstanding.

          (B) Anything contained in Section 803(A) notwithstanding, other than in the case of a default specified in clause (a) of Section 802, if at any time after the principal of the Bonds shall have been so declared to be due and payable, and before the entry of final judgment or decree in any suit, action or proceeding instituted on account of such default, or before the completion of the enforcement of any other remedy under this Trust Agreement, sufficient Eligible Moneys shall have accumulated in the Bond Fund to pay the principal of all matured Bonds and all arrears of interest, if any, upon all Bonds then Outstanding (except the principal of any Bonds not then due and payable by their terms and the interest accrued on such Bonds since the last Interest Payment
Date) and thee charges, compensation, expenses, disbursements, advances and liabilities of the Trustee and all other amounts then payable by the Authority hereunder shall have been paid or a sum sufficient to pay the same shall have been deposited with the Trustee, and every other default known to the Trustee in the observance or performance of any covenant, condition, agreement or provision contained in the Bonds or in this Trust Agreement (other than a default in the payment of the principal of such Bonds then due and payable only because of a declaration under this Section 803) shall have been cured or waived as provided in Section 814, then and in

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
every such case the Trustee, subject to the provisions of Section 818, may, and upon the written direction of the Majority Interest, shall, by notice to the Authority, rescind and annul such declaration and its consequences, but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

          SECTION 804. ENFORCEMENT OF REMEDIES. (A) Upon the happening and continuance of any event of default specified in Section 802, then and in every such case the Trustee, subject to the provisions of Section 818, may, and upon the direction of the Twenty-Five Percent Interest shall proceed, subject to the provisions of Section 902, to protect and enforce its rights and the rights of the Bondholders under applicable laws, the Loan Agreement, this Trust Agreement and the Related Documents by such suits, actions or special proceedings in equity or at law, or by proceedings in the office of any board or officer having jurisdiction, either for the specific performance of any covenant or agreement contained herein or in aid or execution of any power herein granted or for the enforcement of any proper legal or equitable remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce such rights.

          (B) In the enforcement of any remedy under this Trust Agreement, the Trustee in its own name and as Trustee of an express trust, shall be entitled to sue for, enforce payment of and recover judgment for, any and all amounts then or after any default becoming, and at any time remaining, due from the Authority and unpaid for principal, premium, if any, and interest or otherwise under any of the provisions of this Trust Agreement or of the Bonds, with interest on overdue payments of principal and interest at the Interest Rate together with any and all costs and expenses of collection and of all proceedings hereunder and under the Bonds, without prejudice to any other right or remedy of the Trustee, or the Bondholders, and to recover and enforce any judgment or decree against the Authority, but solely as provided herein and in the Bonds, for any portion of such amounts remaining unpaid, and interest, costs and expenses as above provided, and to collect (but solely from moneys in the Bond Fund and any other moneys available for such purpose), in any manner provided by law, the moneys adjudged or decreed to be payable.

          SECTION 805. TRUSTEE MAY FILE CLAIM IN BANKRUPTCY. (A) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Authority or the Borrower or to the property of the Authority or the Borrower or the creditors of either of them, the Trustee (irrespective of whether the principal of the Bonds shall then be due and payable or the Trustee shall have made any demand on the Borrower for the payments equal to overdue principal), shall be entitled and empowered, by intervention in such proceeding or otherwise:

               (i) to file and prove a claim for the whole amount of principal amount and any premium or interest owing and unpaid in respect of the Bonds and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Bondholders allowed in such judicial proceeding; and

               (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same.

          (B) Any receiver, custodian, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Bondholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Bondholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 902.

          (C) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Bondholder any plan of reorganization, arrangement, adjustment or composition affecting the Bonds or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Bondholder in any such proceeding.

          SECTION 806. PRO RATA APPLICATION OF FUNDS. (A) Anything in this Trust Agreement to the contrary notwithstanding, (but subject in all cases to Section 1403(E)) if at any time the moneys in the Bond Fund shall not be sufficient to pay the principal of or interest on the Bonds as the same shall become due and payable, such moneys, together with any moneys then available or thereafter becoming available for such purpose, whether through the exercise of the remedies provided for in this Article or otherwise, shall be applied, following the satisfaction of any payments due to the Trustee under the provisions of Sections 902 and 906, as follows:

               (i) if the principal of all the Bonds shall not have become due and payable or shall not have been declared due and payable, all such moneys shall be applied first to the payment of all installments of interest then due and payable in the order in which such installments become due and payable, and, if the amount available should not be sufficient to pay in full any particular installment, then to the payment of such installments, ratably, according to the amounts due on such installment, without any discrimination or preference; and second to satisfy all obligations to the Letter of Credit Bank under the Reimbursement Agreement;

               (ii) if the principal of all the Bonds shall have come due and payable or shall have been declared due and payable, all such moneys shall be applied first to the payment of the principal, interest and premium, if any, then due upon the Bonds, without preference or priority of principal over interest or premium or of interest or premium over principal, or of any installment of interest over any other installment of interest, or of any bond over any other Bond, ratably, according to the amounts due respectively for principal, interest and premium, if any, to the Persons entitled thereto without any discrimination or privilege, and second, to satisfy all obligations to the Letter of Credit Bank under the Reimbursement Agreement, and

               (iii) if the principal of all the Bonds shall have been declared due and payable and if such declaration shall thereafter have been rescinded and annulled under the provisions of Section 803, then, subject to the provisions of
(ii) above in the event that the principal of all the Bonds shall later become due and payable or be declared due and payable, the moneys remaining in and thereafter accruing to the Bond Fund shall be applied in accordance with the provisions of (i) above.

          (B) Whenever moneys are to be applied by the Trustee pursuant to the provisions of this Section, such money shall be applied by the Trustee at such times, and from time to time, as the Trustee in its sole discretion shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. The setting aside of such moneys in trust for the proper purpose shall constitute proper application by the Trustee. The Trustee shall incur no liability whatsoever to the Authority, to any Bondholder or to any other Person for any delay in applying any such moneys, so long as the Trustee acts with reasonable diligence, having due regard to the circumstances, and ultimately applies the same in accordance with the then applicable provisions of this Trust Agreement. Whenever the Trustee shall exercise such discretion in applying such moneys, it shall fix the date (which shall be an Interest Payment date unless the Trustee shall deem and another date more suitable) upon which such application is to be made and upon such date interest on the principal amount to be paid on such date shall cease to accrue. The Trustee shall give such notice as it may deem appropriate of the fixing of any such date, and shall not be required to make payment to the Holder of any Bond until such Bond shall be surrendered to the Trustee for appropriate endorsement, or for cancellation if fully paid.

          (C) The provisions of sub-section (A) and (B) of this Section are in all respects subject to the provisions of Section 801.

          SECTION 807. EFFECT OF DISCONTINUANCE OF PROCEEDINGS. In case any proceeding taken by the Trustee on account of any default shall have been discontinued or abandoned for any reason, then, and in every such case, the Authority, the Trustee, the Borrower, the Bondholders and the Letter of Credit Bank shall be restored to their former positions and rights hereunder, respectively, and all rights, remedies, powers and duties of the Trustee and the Letter of Credit Bank shall continue as though no proceeding had been taken.

          SECTION 808. MAJORITY INTEREST MAY CONTROL PROCEEDINGS. Anything in this Trust Agreement to the contrary notwithstanding, but subject to Section 818, the Majority Interest shall have the right subject to the provisions of Sections 902 and 906, by an instrument or concurrent instruments executed and delivered to the Trustee, to direct the time, method and place of conducting all remedial proceedings to be taken by the Trustee hereunder or exercising any trust or power conferred upon the Trustee, provided that (i) such direction shall not be otherwise than in accordance with law and the provisions of this Trust Agreement, and (ii) subject to the provisions of Sections 902 and 906, that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          SECTION  809.  RESTRICTIONS  UPON  ACTIONS BY  INDIVIDUAL  BONDHOLDER.
Except as to indemnity provided in Section 5.10 of the Loan Agreement, no Bondholder shall have any right to institute any suit, action or proceeding in equity or at law on any Bond or for the execution of any trust hereunder or for any other remedy hereunder unless: (i) he previously shall have given to the Trustee notice of the event of default on account of which such suit, action or proceeding is to be instituted, (ii) the Twenty-Five Percent Interest shall have requested the Trustee, after the right to exercise such powers or right of action, as the case may be, shall have accrued, and shall have afforded the Trustee a reasonable opportunity, either to proceed to exercise the powers hereinabove granted or to institute such action, suit or proceeding in its or their name, (iii) there shall have been offered to the Trustee reasonable security and indemnity against the costs, expenses and liabilities to be incurred therein or thereby, and (iv) the Trustee shall have refused or neglected to comply with such request within a reasonable time. Such notification, request and offer of indemnity are declared in every such case, at the option of the Trustee, to be conditions precedent to the execution of the powers and trusts of this Trust Agreement or to any other remedy hereunder. Except as otherwise above provided, it is understood and intended that: (i) no one or more Holders shall have any right in any manner whatever by his or their action to affect, disturb or prejudice any rights under this Trust Agreement, or to enforce any right hereunder except in the manner provided herein, (ii) all suits, actions and proceedings shall be instituted, had and maintained in the manner herein provided and for the benefit of all Bondholders, and (iii) any individual right of action or other right given to one or more Bondholders by law is restricted by this Trust Agreement to the rights and remedies herein provided.

          SECTION 810. RECEIVER. Upon the occurrence of an event of default and upon the filing of a suit or other commencement of judicial proceedings to enforce the rights of the Trustee and of the Bondholders under this Trust Agreement, the Trustee shall be entitled, as a matter of right, to the appointment of a receiver or receivers of the payments under the Loan Agreement and the Related Documents pending such proceedings, with such powers as the court making such appointment shall confer, whether or not any such amount payable shall be deemed sufficient ultimately to satisfy the amounts due and payable on the Outstanding Bonds.

          SECTION 8.11 ACTIONS BY TRUSTEE. All rights of action and claims under this Trust Agreement or under any of the Bonds, enforceable by the Trustee or the Letter of Credit Bank, may be prosecuted and enforced by the Trustee or the Letter of Credit Bank without the possession of any of the Bonds or the production thereof in the trial or other proceeding relative thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all of the Bondholders subject to the provisions of this Trust Agreement.

          SECTION 812. NO REMEDY EXCLUSIVE. No remedy herein conferred upon or reserved to the Trustee, the Letter of Credit Bank or the

Bondholders is intended to be exclusive of any other remedy or remedies herein provided, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or by law.

          SECTION 813. NO DELAY OR OMISSION CONSTRUED TO BE A WAIVER. No delay or omission of the Trustee, any Bondholder or the Letter of Credit Bank to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver of any such default or any acquiescence therein. Every power and remedy given by this Trust Agreement to the Trustee, the Bondholders and the Letter of Credit Bank, respectively, may be exercised from time to time and as often as may be deemed expedient.

          SECTION 814.  WAIVER OF PAST  DEFAULTS.  Subject to the  provisions of
Section 818 the Majority Interest may on behalf of all the Holders waive any past default hereunder and its consequences except a default: (i) in the payment of principal of, premium, if any, and interest on any Bonds; or (ii) in respect of a covenant or provision hereof which under Article XI hereof cannot be amended or modified without the consent of each Bondholder affected. Upon such waiver, such default shall cease to exist, and any event of default arising therefrom shall be deemed to have been cured, for every purpose of this Trust Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          SECTION 815. NOTICE OF DEFAULT. The Trustee shall give notice to the Bondholders of the occurrence of any Event of Default set forth in Section 802 within 30 days after the Trustee shall have notice, pursuant to the provisions of Section 908, that any such event of default shall have occurred, unless such default shall have been cured or waived. Anything herein to the contrary notwithstanding, in the case of an event of default specified in Section 802 arising out of a default specified in clause (c) of Section 7.01 of the Loan Agreement, the Trustee shall be protected in withholding such notice if and so long as the board of directors or a designated committee of the Trustee in good faith determines that the withholding of such notice is in the best interests of the Bondholders. The Trustee shall not, however, be subject to any liability to any Bondholder by reason of its failure to give any such notice.

          Section 8.16. Notice of Acceleration. The Trustee, promptly after any declaration under Section 803(A), shall give notice thereof to all Bondholders. Failure to give such notice, or any defect in any notice as given, shall not affect the proceedings for such declaration.

          SECTION 8.17. NOTICE OF FAILURE OF LETTER OF CREDIT BANK TO PAY. The Trustee shall, within 5 days after the Letter of Credit Bank shall have failed to make any payment as required by the Letter of Credit, notify the Bondholders of such failure.

          SECTION 818. LETTER OF CREDIT BANK CONSENT. Except in the cases for which the consent of the Letter of Credit Bank is not required under Section 7.02(b) of the Loan Agreement, anything contained in this Trust Agreement notwithstanding, any action by the Trustee under the provisions of Section 803 and 804 taken upon the happening of an Event of Default specified in clause (c) of Section 802 shall be taken and any waiver under Section 814 shall be given only with the prior consent of the Letter of Credit Bank so long as the Letter of Credit Bank shall not have failed to honor any drawing made and presented pursuant to and in strict compliance with the Letter of Credit.

                                   ARTICLE IX
                             CONCERNING THE TRUSTEE

          SECTION 901. ACCEPTANCE OF TRUSTS. The Trustee accepts and agrees to execute the trusts imposed upon it by this Trust Agreement for the benefit of the Bondholders, but only upon the terms and conditions set forth in this Article and subject to the provisions of this Trust Agreement. The Trustee also accepts, and agrees to do and perform, the duties and obligations imposed upon it by and under the Loan Agreement and the Related Documents, but only upon the terms and conditions set forth therein and herein.

          SECTION 902. TRUSTEE ENTITLED TO INDEMNITY. With the exception of its obligations under Sections 803(A)(ii) and 143, the Trustee shall be

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

under no obligation to institute any suit, or to take any remedial proceedings under this Trust Agreement, the Loan Agreement or the Related Documents, or to enter any appearance in or in any way defend against any suit, in which it may be made a defendant, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder or under the Loan Agreement until it shall be indemnified to its satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements, and against all liability. The Trustee may, nevertheless, begin suit, or appear in and defend suit, or do anything else in its judgment proper to be done by it as such Trustee, without prior indemnity, and in such case the Trustee shall be entitled to be reimbursed and indemnified under Section 4.06 of the Loan Agreement. If the Borrower shall fail to make such reimbursement or indemnification, the Trustee may reimburse or indemnify itself from any moneys in its possession under the provisions of this Trust Agreement, except as provided in Section 1403(E) and except from moneys held in trust for the benefit of the Bondholders, and shall be entitled to a preference over any of the Bonds.

          SECTION 903. TRUSTEE NOT RESPONSIBLE FOR INSURANCE, TAXES OR EXECUTION OF THIS TRUST AGREEMENT. The Trustee shall not be under any obligation to effect or maintain insurance or to renew any policies of insurance or to inquire as to the sufficiency of any policies of insurance carried by the Borrower, or to report, or make or file claims or proof of loss for, any loss or damage insured against or which may occur, or to keep itself informed or advised as to the payment of any taxes or assessments, or to require any such payments to be made. The Trustee makes no representation and shall have no responsibility in respect of the validity, sufficiency, due execution or acknowledgment of this Trust Agreement or the Loan Agreement by the Authority or, except as to the authentication thereof, in respect of the validity of the Bonds or the due execution or issuance thereof. The Trustee shall not be under any obligation to see that any duties herein imposed upon any party other than itself, or any covenants herein contained on the part of any party other than itself shall be done or performed, and the Trustee shall be under no obligation for failure to see that any such duties or covenants are so done or performed.

          SECTION 904. TRUSTEE NOT RESPONSIBLE FOR ACTS OF THE AUTHORITY OR APPLICATION OF MONEYS APPLIED IN ACCORDANCE WITH THIS TRUST AGREEMENT. The
Trustee shall not be liable or responsible because of the failure of the Authority or of any of its employees or agents or make any collections or deposits or to perform any act herein required of the Authority or because of the loss of any moneys arising through the insolvency or the act or default or omission of any other depositary in which such moneys shall have been deposited under the provisions of the

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

Trust Agreement. The Trustee shall not be responsible for the application of any of the proceeds of the Bonds or any other moneys deposited with it and paid out, withdrawn or transferred hereunder, if such applications, payment withdrawal or transfer shall be made in accordance with the provisions of this Trust Agreement. The immunities and exemptions from liability of the Trustee hereunder shall extend to its directors, officers, employees and agents.

          SECTION 905. CERTAIN DUTIES AND RESPONSIBILITIES OF THE TRUSTEE. (A) Except during the continuance of an event of default specified in Section 802:
(i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Trust Agreement, the Loan Agreement and the Related Documents, and no implied covenants or obligations shall be read into this Trust Agreement or the Loan Agreement against the Trustee; and (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Trust Agreement, the Loan Agreement and the Related Documents.

          (B) In case an event of default specified in Section 802 of this Trust Agreement has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Trust Agreement, and use the same degree of care and skill in their exercise, as a prudent man

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
would exercise or use under the circumstances in the conduct of his own affairs.

          (C) None of the provisions of this Trust Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that: (i) the subsection shall not be construed to limit the effect of Section 905(A), (ii) the Trustee shall not be liable for any error of judgment made in good faith by an officer or officers of the corporate trust department of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts, (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Majority Interest relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under the provisions of this Trust Agreement; and (iv) no provision of this Trust Agreement, the Loan Agreement or the Related Documents shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

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

          (D) Except as otherwise above provided in this Section: (i) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, waiver, affidavit, requisition or other paper or document believed by it to be genuine and to have been adopted, signed or presented by the proper board or Person or to have been prepared and furnished pursuant to this Trust Agreement, the Loan Agreement or the Related Documents; (ii) whether in the administration of this Trust Agreement, prior to the occurrence of an event of default specified in Section 802, the Trustee shall deem it desirable that a matter be proved or established prior to taking or suffering any action hereunder, such matters (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate of an Authorized Borrower Representative and such certificate, in the absence of bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or suffered by it under the provisions of this Trust Agreement, the Loan Agreement or the Related Documents upon the faith thereof; (iii) the Trustee may consult with counsel, accountant, engineer and other expert and the written advice of such expert believed by the Trustee to be qualified in relation to the subject matter, shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon; (iv) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Borrower, personally or by agent or attorney; provided, however, that the aforesaid right of examination shall be exercised only upon such reasonable and necessary terms and conditions as the Borrower shall prescribe, which conditions shall be deemed to include, but not be limited to, reasonable notice and those conditions necessary to protect the Borrower's trade secrets and proprietary rights; and (v) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any attorney appointed with due care by it hereunder.

          (E) Whether or not therein expressly so provided, every provision of this Trust Agreement, the Loan Agreement and the Related Documents relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

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

          SECTION 906. COMPENSATION. The Authority shall cause the Borrower to pay to the trustee its reasonable fees and expenses in accordance with Section
4.05 of the Loan  Agreement.  Upon the  occurrence  of an event of default under
Section 802, if the Borrower shall fail to make any payment required by this Section, the Trustee may, but shall be under no obligation to, make such payment from any moneys in its possession under the provisions of this Trust Agreement except as provided in Section 1403(E) and from moneys held in trust for the benefit of the Bondholders, and shall be entitled to a preference therefor over any Outstanding Bonds.

          SECTION 907. QUARTERLY STATEMENT OF FUNDS ON DEPOSIT. (A) It shall be the duty of the Trustee, on or before the fifteenth day after each Interest Payment Date, to file with the Authority, the Borrower and the Letter of Credit Bank a statement setting forth in respect of the preceding Interest Period.

               (i) the amount withdrawn or transferred by it and the amount deposited with it on account of each fund and account held by it under the provisions of this Trust Agreement;

               (ii) a brief description of all the Investment Obligations held by it as an investment of moneys in each such fund and account;

               (iii) the amount applied to the payment of principal amount of Bonds;

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

               (iv) the amount applied to the payment of interest on the Bonds and the applicable Interest Rate; and

               (v) any other information which the Authority, the Borrower or the Letter of Credit Bank may reasonably request.

          (B) All records and files pertaining to the Project and the trusts hereunder in the custody of the Trustee shall be open at all reasonable times to the inspection of the Authority, the Borrower and the Letter of Credit Bank and their agents and representatives.

          SECTION 908. NOTICE OF DEFAULT. The Trustee shall not be obligated to take notice or be deemed to have notice of any event of default under clause (c) of Section 802, unless specifically notified of such event of default by the Twenty-Five Percent Interest.

          SECTION 909. TRUSTEE MAY BE BONDHOLDER. The Trustee and its directors, officers, employees or agents, may in good faith buy, sell, own, hold and deal in the Bonds, and may join in the capacity of Bondholder in any action which any Bondholder may be entitled to take with like effect as if it were not the Trustee, may engage, as principal or agent, or be interested in any financial or other transaction with the Authority or the Borrower, or may maintain any and all other general banking and business relations with the Authority or the Borrower, with like effect and in the same manner as if the Trustee were not a party to this Trust Agreement, and may act as depository, trustee or agent for any committee or body of

Bondholders or other obligations of the Authority with like effect and in the same manner as if the Trustee were not a party to this Trust Agreement; and no implied covenant shall be read into this Trust Agreement against the Trustee in respect of such matters.

          SECTION 910. TRUSTEE NOT RESPONSIBLE FOR RECITALS. The recitals, statements and representations contained herein and in the Bonds (excluding the Trustee's certificates of authentication on the Bonds) shall be taken and construed as made by and on the part of the Authority and not by the Trustee, and the Trustee shall not be under any responsibility for the correctness of the same.

          SECTION 911. TRUSTEE NOT RESPONSIBLE FOR RECORDING. The Trustee shall not be under any obligation to see to the recording or filing of this Trust Agreement, the Loan Agreement, the Related Documents or any other instrument or otherwise to the giving to any Person of notice of the provisions hereof or thereof.

          SECTION 912. QUALIFICATION OF THE TRUSTEE. There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the Federal laws, or the laws of any state thereof, or of the Commonwealth, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least FIFTY MILLION DOLLARS ($50,000,000), subject to supervision or examination by Federal, Commonwealth or state authority, and having its principal trust office in the Commonwealth or in one of the states of the United States of America. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus and the reported deposits of such corporation shall be deemed to be its combined capital and surplus and reported deposits, respectively, as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in Section 913 hereof.

          SECTION 913. RESIGNATION AND REMOVAL OF TRUSTEE. (A) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 914.

          (B) The Trustee may resign at any time by giving notice thereof to the Authority and the Borrower. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the retiring Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

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

          (C) The Trustee may be removed at any time by demand given to the Trustee, the Authority and the Borrower by the Majority Interest.

          (D) If at any time:  (i) the Trustee shall cease to be eligible  under
Section 912 hereof and shall fail to resign after request therefor by the Borrower or by any Bondholder who shall have been a bona fide Bondholder for at least six months, or (ii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Authority or the Borrower may remove the Trustee, or subject to Section 902, any Bondholder who has been a bona fide Bondholder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (E) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Authority, with the approval of the Borrower and the Letter of Credit Bank, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by an instrument or concurrent instruments executed by the Majority Interest delivered to the

Authority, the Borrower, and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Authority and approved by the Borrower. If no successor Trustee shall have been so appointed by the Authority and approved by the Borrower, and accepted its appointment in the manner hereinafter provided, any Bondholder who shall have been a bona fide Bondholder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (F) The Authority shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Bondholders. Each notice shall include the name and address of the corporate trust office of the successor Trustee.

          SECTION 914. SUCCESSOR TRUSTEE. (A) Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor, to the Authority and the Borrower, an instrument accepting such appointment hereunder, and thereupon such successor Trustee without any further act, shall become fully vested with all the rights, immunities, powers and trusts, and subject to all the duties and obligations, of its predecessors. The predecessor Trustee shall, nevertheless, on the request of its successor or of the Authority and upon payment of the expenses, charges and other disbursements of such predecessor which are payable pursuant to the provisions of Section 906, execute and deliver an instrument transferring to such successor Trustee all the rights, immunities, powers and trusts of such predecessor hereunder. Every predecessor Trustee shall deliver all property and moneys held by it hereunder to its successor, subject, nevertheless, to its preference, if any, provided for in Sections 902 and 906. Should any instrument from the Authority be required by any successor Trustee for more fully and certainly vesting such Trustee the rights, immunities, powers and trusts hereby vested or intended to be vested the predecessor Trustee, any such instrument shall and will, on request, be executed, acknowledged and delivered by the Authority.

          (B) Notwithstanding any of the foregoing provisions of this Article, any bank, national association or trust company acting as Trustee may be converted, merged or consolidated, or to which the corporate trust business assets as a whole or substantially as a whole of such bank, national association or trust company may be sold, shall be deemed the successor of the Trustee.

          SECTION 915. MONEY HELD IN TRUST. Money held by the Trustee in trust under this Trust Agreement need not be segregated from other funds except to the extent required by law or by the express provisions hereof. Subject to the provisions of Section 602, the Trustee shall be under no liability for interest on any money received by it under this Trust Agreement except as otherwise agreed with the Authority or the Borrower.

                                    ARTICLE X
                     EXECUTION OF INSTRUMENTS BY BONDHOLDERS
                         AND PROOF OF OWNERSHIP OF BONDS

          SECTION 1001. EXECUTION OF INSTRUMENTS. Any request, direction, consent or other instrument required or permitted by this Trust agreement to be signed or executed by Bondholders may be in any number of concurrent instruments of similar tenor and may be signed or executed by such Bondholders or their legal representatives.

          SECTION 1002. PROOF OF EXECUTION OF INSTRUMENT AND OF OWNERSHIP. Proof of the execution of any instrument mentioned in Section 1001 and of the ownership of Bonds shall be sufficient for any purpose of this Trust Agreement and shall be conclusive in favor of the Trustee with regard to any action taken by it under such instrument if made in the following manner: (i) the fact and date of the execution by and the authority of the Person executing any such instrument may be proved by the verification of any officer in any jurisdiction who, by the laws thereof, has power to take affidavits within such jurisdiction, to the effect that such instrument was subscribed to before him, or by an affidavit of a witness to such execution; and (ii) the ownership of Bonds shall be proved by the Bond Register. Nothing contained in this Section shall be construed as limiting the Trustee to such proof, it being intended that the Trustee may accept any other evidence of the matters herein stated which may be sufficient. Any request or consent of any Bondholder shall bind every future Holder of the same Bond or any Bond issued in place thereof in respect of anything done by the Trustee in pursuance of such request or consent.

          SECTION 1003. RECORD DATE. If the Authority shall solicit from the Holders any request, direction, consent or other instrument required or permitted by this Trust Agreement to be signed or executed by Bondholders, the Authority may, at its option, fix in advance a record date for the determination of Holders entitled to give such request, direction, consent or other instrument, but the Authority shall have no obligation to do so. If such record date is fixed, such request, direction, consent or other instrument may be given before or after such record date, but only the Holders at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion have authorized or agreed or consented to such request, direction, consent or other instrument, and for that purpose the Outstanding Bonds shall be computed as of such record date. No such consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Trust Agreement not later than six months after the record date.

                                   ARTICLE XI
                  SUPPLEMENTS AND AMENDMENTS TO TRUST AGREEMENT

          SECTION 1101. SUPPLEMENTS AND AMENDMENTS NOT REQUIRING BONDHOLDERS' CONSENT. The Authority and the Trustee may, without the consent or approval of, or notice to, any of the Bondholders, at any time and from time to time, enter into such supplements and amendments to this Trust Agreement, in form satisfactory to the Trustee the Trustee, as shall not, in the opinion of the Trustee, be detrimental to the interest of the Bondholders (which supplements and amendments shall thereafter form a part hereof): (i) to cure any ambiguity or formal defect or omission, to correct or supplement any provision herein that may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Trust
Agreement that shall not be inconsistent with the provisions of this Trust Agreement; or (ii) to grant to or confer upon the Trustee for the benefit of the Bondholders any additional rights, remedies, powers, authority or security that may lawfully be granted to or conferred upon the Bondholders or the Trustee; or
(iii) to correct any description of, or to reflect changes in, any properties comprising the Project; or (iv) to add to the covenants of the Authority for the benefit of the Bondholders or to surrender any right or power herein conferred upon the Authority.

          SECTION 1102. SUPPLEMENTS AND AMENDMENTS REQUIRING CONSENT OF THE MAJORITY INTEREST. (A) With the consent of the Majority Interest, the Authority and the Trustee may, from time to time and at any time, enter into supplements and amendments to this Trust Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Trust Agreement or of any supplement or amendment to this Trust Agreement or of modifying in any manner the rights of the Bondholders. Nothing herein contained shall permit, or be construed as permitting, (i) an extension of the time for the payment of principal of or interest on any Bond; or (ii) a reduction in the principal amount of any Bond or the redemption premium, if any, or the Interest Rate; or (iii) the creation of any lien or security interest with respect to the Loan Agreement or the payments thereunder; or (iv) a preference or priority of any Bond or Bonds over any other Bond or Bonds; (v) a reduction in the aggregate principal amount of the Bonds required for consent to such supplement or amendment or any waiver hereunder; of (vi) any modification relating to the security provided by the Letter of Credit.

          (B) Nothing herein contained, however, shall be construed as making necessary the approval by Bondholders of the execution of any supplemental agreement as authorized in Section 1101.

          (C) It shall not be necessary for the consent of the Bondholders under this Section to approve the particular form of any proposed supplement or amendment but it shall be sufficient if such consent shall approve the substance thereof.

          (D) If at any time the Authority shall request the Trustee to enter into any supplement or amendment to this Trust Agreement for any of the purposes of this Section, the Trustee shall, at the expense of the Authority, cause notice of the proposed execution of such supplement or amendment to be given to the Bondholders. Such notice shall briefly set forth the nature of the proposed supplement or amendment and shall state that copies thereof are on file at the Corporate Trust Office for inspection by the Bondholders. The Trustee shall not, however, be subject to any liability to any Bondholder by reason of its failure to give the notice required by this Section, and any such failure or any defect in such notice shall not affect the validity of such supplement or amendment when consented to as provided in this Section.

          (E) Whenever, at any time within one year after the date of the giving of such notice, the Authority shall deliver to the Trustee an instrument or instruments in writing purporting to be executed by the Majority Interest, which instrument or instruments shall refer to the proposed supplement or amendment described in such notice and shall specifically consent to and approve the execution thereof in substantially the form of the copy thereof referred to in such notice, thereupon, but not otherwise, the Trustee may execute such supplement or amendment in substantially such form, without liability or responsibility to any Bondholder whether or not such Bondholder shall have consented thereto.

          (F) If the Majority Interest at the time of the execution of such supplement or amendments or any record date established in connection therewith pursuant to Article X shall have consented to and approved the execution thereof as herein provided, no Holder shall have any right to object to the execution of such supplement or amendment, or to object to any of the terms and provisions contained therein or the operation thereof or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Authority from executing the same or from taking any action pursuant to the provisions thereof.

          SECTION 1103. SUPPLEMENTS AND AMENDMENTS DEEMED PART OF TRUST AGREEMENT. The Trustee is authorized to join with the Authority in the execution of any supplement or amendment herein provided. Any supplement or amendment to this Trust Agreement executed in accordance with the provisions of this Article shall thereafter form a part of this Trust Agreement, and all of the terms and conditions contained in any such supplement or amendment as to any provision authorized to be contained therein shall be and shall be and be deemed to be part of the terms and conditions of this Trust Agreement for any and all purposes. Upon the execution of any supplement or amendment to this Trust Agreement pursuant to the provisions of this Article, this Trust Agreement shall be and be deemed to be modified and amended in accordance therewith, and the respective rights, duties and obligations under this Trust Agreement of the Authority, the Trustee and the Bondholders shall thereafter be determined, exercised and enforced hereunder, subject in all respects to such modifications and amendments. In case of the execution and delivery of any supplement or amendment, express reference may be made thereto in the text of any Bonds issued thereafter, if deemed necessary or desirable by the Trustee.

          SECTION 1104. DISCRETION OF TRUSTEE IN ENTERING INTO SUPPLEMENTS AND AMENDMENTS. (A) In each and every case provided for in this Article, the Trustee shall not be obligated to execute any proposed supplement or amendment, if the rights, obligations and interests of the Trustee would be thereby affected, and the Trustee shall not be under any responsibility or liability to the Authority, the Borrower or to any Bondholder or to anyone whomsoever for its refusal in good faith to enter into any such supplement or amendment if such supplement or amendment is deemed by it to be contrary to the provisions of this Article.

          (B) The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an opinion of any counsel, as conclusive evidence that any such proposed supplement or amendment does or does not comply with the provisions of this Trust Agreement, and that it is or is not proper for it, under the provisions of this Article, to join in the execution of such supplement or amendment.

          SECTION 1105. CONSENT OF BORROWER AND LETTER OF CREDIT BANK REQUIRED. Anything in this Trust Agreement to the contrary notwithstanding, any amendment or supplement to this Trust Agreement shall not become effective unless and until the Borrower and the Letter of Credit Bank shall have consented thereto.

                                   ARTICLE XII
                       SUPPLEMENTS AND AMENDMENTS TO LOAN
                         AGREEMENT AND RELATED DOCUMENTS

          SECTION 1201. SUPPLEMENTS AND AMENDMENTS TO LOAN AGREEMENT AND RELATED DOCUMENTS NOT REQUIRING CONSENT. The Authority and the Borrower may enter into, and the Trustee may consent to, from time to time and at any time, such amendments and supplements to the Loan Agreement or the Related Documents, in form satisfactory to the Trustee, as shall not be inconsistent with the terms and provisions thereof and, in the opinion of the Trustee, shall not be detrimental to the interests of the Bondholders (which supplements and amendments shall thereafter form a part thereof): (i) to make changes in the description of or identify more precisely the Project; or (ii) to cure any ambiguity or formal defect or omission in the Loan Agreement or the Related Documents or in any supplement thereto; or (iii) to grant to or confer upon the Authority or the Trustee for the benefit of the Bondholders any additional rights, remedies, powers, authority or security that may lawfully be granted to or conferred upon any of them; or (iv) to add to the covenants of the Borrower for the benefit of the Bondholders or to surrender any right or power therein conferred upon the Borrower.

          SECTION 1202. SUPPLEMENTS AND AMENDMENTS TO LOAN AGREEMENT AND RELATED DOCUMENTS REQUIRING CONSENT OF THE MAJORITY INTEREST. Except for supplements or amendments provided for in Section 1201, the Authority shall not enter into and the Trustee shall not consent to any supplement or amendment to the Loan Agreement or the Related Documents unless notice of the proposed execution of such supplement or amendment shall have been given to, and the Majority Interest shall have shall have consented to and approved the execution thereof, all as provided for in Section 1102 in the case of supplements and amendments to this Trust Agreement and with the same effect as provided in Section 1103. The Trustee shall be entitled to exercise its discretion in consenting or not consenting to any such supplement or amendment in the same manner as provided for in Section 1104 in the case of supplements and amendments to this Trust Agreement.

          SECTION 1203. CONSENT OF TRUSTEE AND LETTER OF CREDIT BANK REQUIRED. Anything in this Trust Agreement to the contrary notwithstanding, any supplement or amendment to the Loan Agreement or

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
the Related Documents shall not become effective unless and until the Trustee and the Letter of Credit Bank shall have consented thereto.

                                  ARTICLE XIII
                  PAYMENT OF BONDS AND TERMINATION; DEFEASANCE

          SECTION 1301. PAYMENT OF BONDS AND TERMINATION. If there is paid or caused to be paid from the Bond Fund in accordance with the provisions of Sections 502 and 503 to the Holders of all of the Outstanding Bonds the principal amount of, and interest which is and shall thereafter become due and payable thereon, together with all other sums payable hereunder by the Authority, then and in that case the rights, title and interest of the Trustee hereunder shall cease and terminate, and such Bonds shall cease to be entitled to any benefit under this Trust Agreement. In such event, the Trustee shall transfer and assign to the Borrower all property then held by the Trustee, shall execute such documents as may be reasonably required by the Authority or the Borrower to evidence such transfer and assignment and shall turn over to the Borrower any surplus in the Bond Fund and any balance remaining in the Project Fund. If the Authority shall pay or cause to be paid to the Holders of less than all of the Outstanding Bonds the principal amount of, premium, if any, and interest which is and shall thereafter become due and payable upon such Bonds, such Bonds or portions thereof, shall cease to be entitled to any benefit or security under this Trust Agreement.

          SECTION 1302. DEFEASANCE. (A) Any Outstanding Bond, or any portion thereof, shall be deemed to have been paid within the meaning and with the effect expressed in Section 1301 when the whole amount of the principal of, and interest on such Bond shall have been paid and the condition set forth in clause
(vi) below shall have been satisfied or when (i) if such Bond or portion thereof shall have been selected for redemption in accordance with Section 301, the Borrower shall have given to the Trustee irrevocable instructions to give in accordance with the provisions of Section 302 notice of redemption thereof; (ii) there shall be on deposit with the Trustee, Eligible Moneys, or Government Obligations purchased with Eligible Moneys, which shall not contain provisions permitting the redemption thereof other than at the option of the holder, the principal of and the interest on which when due and without any reinvestment thereof, will provide moneys which shall be sufficient to pay when due the principal of, and interest due and to become due on said Bond; (iii) in the event the Maturity Date of said Bond will not occur or said Bond is not to be redeemed within the next succeeding 60 days, the Borrower shall have given the Trustee irrevocable instructions to give notice, as soon as practicable in the same manner as a notice of redemption is given pursuant to Section 302, to the Holder of said Bond or portion thereof, stating that the deposit of such Moneys or Government Obligations required by clause (ii) of this paragraph has been made with the Trustee and that said Bond is deemed to have been paid in accordance with this Section and stating such payment or redemption date or dates upon which moneys are to be available for the payment of the principal of and interest on said Bond; (iv) the Trustee shall have received an opinion of counsel, which counsel is experienced in bankruptcy matters, satisfactory to the Trustee and the Authority, to the effect that the payment to the Bondholder of the moneys described in clause (ii) of this paragraph would not constitute a transfer which may be avoided under any provision of the Federal Bankruptcy Code in the event of an Act of Bankruptcy; and (v) the Trustee shall have received an opinion of counsel experienced in tax matters under the Code and matters relating to Regulation 3582, satisfactory to the Trustee and the Authority, to the effect that the deposit described in clause (ii) of this paragraph would not adversely affect the treatment of the interest received by the Bondholders as income from sources within the Commonwealth or as Eligible Activities as defined in Regulation 3582.

          (B) Neither the moneys nor the Government Obligations deposited with the Trustee pursuant to this Section nor principal or interest payments on any such obligations shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and interest on said Bond.

          (C) If payment of less than all of the Bonds is to be provided for in the manner and with the effect described in this Article, the Trustee

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
shall select such Bonds, or portions thereof, by such method as the Trustee shall deem fair and appropriate.

          (D) If Bonds (or portions thereof) are deemed to have been paid in accordance with the provisions of this Article by reason of the deposit with the Trustee or moneys or Government Obligations, no amendment to the provisions of this Section which would adversely affect the Holders of such Bonds (or portions hereof) shall be made without the Consent of each Holder affected thereby.

                                   ARTICLE XIV
                                LETTER OF CREDIT;
                           SUCCESSOR LETTER OF CREDIT

          SECTION 1401. COMPLIANCE WITH PROCEDURE. The Trustee shall comply with the procedure set forth in the Letter of Credit.

          SECTION 1402. SURRENDER UPON PAYMENT OF THE BONDS. Upon payment of the Bonds, the Trustee shall surrender the Letter of Credit then outstanding to the Letter of Credit Bank for cancellation in accordance with its terms.

          SECTION 1403. DRAWS UNDER LETTER OF CREDIT. (A) Except as provided in subsection (B) and (C) of this Section, if by 10:00 a.m., Atlantic standard time, on the Business Day immediately preceding any Interest Payment Date or Principal Payment Date there shall not otherwise be available to the Trustees sufficient Eligible Moneys to purchase, pay or provide for the payment of the principal of, and interest on the Bonds then due and payable, the Trustee, before 2:00 p.m., New York time on that same Business Day, shall file a notice of claim under the Letter of Credit to the extent necessary (together with any Eligible Moneys available to the Trustee therefor) to pay or provide for such payment.

          (B) The Trustee, immediately after declaring the principal amount of the Bonds to be due and payable under Section 803(a), shall file a notice of claim under the Letter of Credit in an amount sufficient (together with any Eligible Moneys available to the Trustee therefor) to pay or provide for the payment of such principal amount, and interest thereon then due and payable.

          (C) On the Business Day on which the Trustee receives the notice and documents mentioned in Section 305(A), if received on or prior 10:00 a.m. (New York time), or in the next Business Day if received after such hour, the Trustee, before 2:00 p.m., New York time, shall file a notice of claim under the Letter of Credit in an amount sufficient (together with any Eligible Money available to the Trustee therefor) to pay the Purchase Price of the Put Bonds.

          (D) The proceeds of any drawings under the Letter of Credit pursuant to (i) Section 1403(A) and (B) shall be deposited to the credit of the corresponding account of the Bond Fund and (ii) Section 1403(C) shall be deposited in the Tender Account of the Bond Purchase Fund.

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

          (E) Notwithstanding  any other provision of this Agreement,  including
Section 902 and 906 hereof, the Trustee shall not file a notice of claim under the Letter of Credit to provide for the payment of: (i) Bonds the Holder of which is the Borrower of any Affiliate (including the Pledge Bonds), (ii) fees, expenses and costs of indemnification of the Trustee or (iii) premium, if any, on any Bonds.

          SECTION 1404. SUCCESSOR LETTER OF CREDIT.

          (A) The Borrower, at any time prior to the one hundred twentieth (120th) day preceding the expiration of the Letter of Credit then outstanding, and the Initial Letter of Credit Bank, at any time after the Completion Date and prior to such day, may at their option in accordance with the provisions of
Section 3.07(b) of the Loan Agreement provide for the delivery to the Trustee of a Successor Letter of Credit. Any Successor Letter of Credit may be for a term of years more or less than the Letter of Credit which is being replaced but in no event less than one year and shall contain administrative provisions reasonably acceptable to the Trustee.

          (B) If pursuant to sub-section (A) of this Section at any time prior to 120 days prior to the expiration of the Letter of Credit then outstanding there shall have been delivered to the Trustee a Successor Letter of Credit and the documents mentioned in Section 3.07(b) of the Loan Agreement, then the Trustee shall accept such Successor Letter of

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

Credit and surrender any previously held Letter of Credit to the Letter of Credit Bank for cancellation in accordance with its terms.

          (C) The Trustee will give notice of its acceptance of any Successor Letter of Credit to all Bondholders promptly after such acceptance.

          SECTION 1405. SUPPLEMENTS AND AMENDMENTS TO THE LETTER OF CREDIT NOT REQUIRING CONSENT. The Trustee and the Letter of Credit Bank may enter into, from time to time and at any time, such amendments and supplements to the Letter of Credit as shall not be inconsistent with the terms and provisions thereof, which amendments or supplements in the opinion of the Trustee shall not be detrimental to the interests of the Bondholders (which supplements and amendments shall thereafter form a part thereof),

          (i) to cure any ambiguity or formal defect or omission in the Letter of Credit or in any supplement thereto,

          (ii) to grant to or confer upon the Trustee for the benefit of the Bondholders any additional rights, remedies, powers, authority or security that may lawfully be granted to or conferred upon the Bondholders or the Trustee, or

          (iii) in connection with any other change which, in the judgement of the Trustee, will not restrict, limit or reduce the obligation of the Letter of Credit Bank to make the payments under the Letter of

Credit to pay the principal of or interest on the Bonds or otherwise impair the security of the Bondholders under this Trust Agreement.

          SECTION 1406. SUPPLEMENTS AND AMENDMENTS TO THE LETTER OF CREDIT REQUIRING CONSENT OF THE MAJORITY INTEREST. Except for supplements or amendments provided for in Section 1405, the Trustee shall not enter into any supplement or amendment to the Letter of Credit, unless notice of the proposed execution of such supplement or amendment shall have been given to the Bondholders and the Majority Interest shall have consented to and approved the execution thereof, all as provided for in Section 1102 hereof in the case of supplements and amendments to this Trust Agreement and with the same effect as provided in
Section 1103; provided that the Trustee shall be entitled to exercise its discretion in consenting or not consenting to any such supplement or amendment in the same manner as provided for in Section 1104. Nothing herein contained shall permit, or be construed as permitting any amendment or modification of any provision of the Letter of Credit which would reduce the amount of any payment required to be made thereunder to the Trustee, or would postpone the time of any such payment, or would alter the conditions under which any such payment is made, or any other amendment or modification which would adversely affect the security of the Holders.

          SECTION 1407. ENFORCEMENT OF REMEDIES BY TRUSTEE. In the event of a default by the Letter of Credit Bank under the Letter of Credit,

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
the Trustee is hereby authorized and required to enforce all of its rights in and under the Letter of Credit, by such actions, at law or in equity, as it deems necessary in order to protect the interest of the Holders. No default by the Letter of Credit Bank under the terms of the Letter of Credit shall relieve or reduce any obligations of the Borrower under this Trust Agreement.

          SECTION 1408. ENFORCEMENT OF REMEDIES BY LETTER OF CREDIT BANK. So long as the Letter of Credit Bank shall not have failed to honor any drawing made and presented pursuant to and in strict compliance with the Letter of Credit, the Letter of Credit Bank may proceed to protect and enforce its rights under this Trust Agreement by such suits, actions or special proceedings in equity or at law or in any manner available to the Trustee, as the Letter of Credit Bank may deem most effectual to protect and enforce its rights.

                                   ARTICLE XV
                            MISCELLANEOUS PROVISIONS

          SECTION 1501. COVENANTS OF AUTHORITY BIND ITS SUCCESSORS. In the event of the dissolution of the Authority, all of the covenants, stipulations, obligations and agreements contained in this Trust Agreement by or on behalf of or for the benefit of the Authority shall bind or inure to the benefit of the successor or successors of the authority from time to time and any officer, board, commission, authority, agency or instrumentality to whom or to which any power or duty affecting such covenants, stipulations, obligations and agreements shall be transferred by or in accordance with law.

          SECTION 1502. NOTICES. (A) All notices, demands, directions, requests, consents or other instruments and communications authorized or required by this Trust Agreement to be given by or to, or filed with the Bondholders, the Authority, the Trustee, the Letter of Credit Bank or the Borrower shall be in writing and shall be (i) mailed by first-class mail, registered or certified, return receipt requested, or express mail, postage prepaid, or private courier service, next day delivery, or sent by telex, telecopy or other similar form of rapid transmission confirmed by mailing (by first-class mail, registered or certified, or express mail, postage prepaid, or by private courier, next day delivery) confirmation at substantially the same time as such rapid transmission; or (ii) personally delivered to the receiving party or, if not an individual, to an officer of the receiving party. All such communications shall be mailed, sent or delivered addressed as follows:

If to the Bondholder:            To the address  appearing  in the  registration
                                 books kept by the Trustee,

If to the Authority:             Puerto Rico Industrial, Medical, Educational
                                 and Environmental Pollution Control Facilities
                                 Financing Authority
                                 c/o Governmental Development Bank for Puerto Rico Minillas
                                 Government Center De Diego Avenue and
                                 Baldorioty de Castro
                                 Stop 22
                                 Santurce, Puerto Rico
                                 Attention: Executive Director
                                 Telephone: (809) 722-1425
                                 Telefax:   (809) 726-1440 :

If to the Trustee:               Banco  Popular  de Puerto  Rico
                                 Banco  Popular Center
                                 Suite 503
                                 Hato Rey,  Puerto  Rico 00918
                                 Attention:   Trust  Division
                                 Telephone:  (809) 754-8472
                                 Telefax:    (809) 763-5972

If to the Borrower:              El Conquistador Partnership L.P.
                                 c/o Williams  Hospitality Management Corporation
                                 187 East Isla Verde Road
                                 Carolina, Puerto Rico 00913
                                 Attention: Hugh A. Andrews
                                 Telephone: (809) 791-2000
                                 Telefax:   (809) 791-7500

With copy to:                    Whitman & Ransom
                                 200 Park Avenue
                                 New York, New York 10166
                                 Attention:  Jeffrey N. Siegel, Esq.
                                 Telephone:  (212) 351-3139
                                 Telefax:    (212) 351-3131

                                 Kumagai Caribbean, Inc.
                                 c/o Williams Hospitality
                                 Management Corporation
                                 187 East Isla Verde Road
                                 Carolina, Puerto Rico 00913
                                 Attention:  Shunsuke Nakane


                                 Telephone:   (809) 791-2195
                                 Telefax:     (809) 791-1610

                                 WMS Industries, Inc.
                                 3401 North California Avenue
                                 Chicago, Illinois 60618
                                 Attention:  Corporate Secretary
                                 Telephone:  (312) 728-2300
                                 Telefax:    (312) 539-2099

                                 Messrs. Burton and Richard
                                 Koffman c/o Richford American
                                 950 Third Avenue
                                 New York, New York 10022
                                 Telephone:  (212) 838-2785
                                 Telefax     (212) 888-1185


If to the Letter of Credit Bank: To the address appearing in the
                                 Reimbursement Agreement then in
                                 force.

If to the Remarking Agent:       Chase Securities (P.R.), Inc.


                                 Chase Manhattan Bank Building
                                 254 Munoz Rivera Avenue
                                 San Juan, Puerto Rico 00918
                                 Attention:  General Manager
                                 Telephone: (809) 753-3773
                                 Telefax:   (809) 753-3669

                                 Meduna & Co., Inc.
                                 206 Tetuan Street
                                 San Juan, Puerto Rico 00902
                                 Attention:  President
                                 Telephone:  (809) 725-5285
                                 Telefax:    (809) 721-1735



          (B) All documents received by the Trustee under the provisions of this Trust Agreement, or photographic copies thereof, shall be retained in its possession until this Trust Agreement shall be released in accordance with the provisions of the Trust Agreement, subject at all reasonable times to the inspection of the Authority, and the Bondholders and the agents and representatives thereof.

          (C) A duplicate copy of each notice, certificate, request or other communication given hereunder to the Authority, the Borrower, the

Trustee, or the Letter of Credit Bank shall also be concurrently given to each of the others. The Authority, the Trustee, the Borrower and the Letter of Credit Bank may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

          (D) All such notices and other communications shall be effective when received.

          SECTION 1503. SUBSTITUTE MAILING. In case, by reason of the suspension of regular mail service and private courier service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to the Bondholders when such notice is required to be given pursuant to any provision of this Trust Agreement, any manner of giving notice as shall be satisfactory to the Trustee and the Authority shall be deemed to be a sufficient giving of such notice.

          SECTION 1504. RIGHTS UNDER TRUST AGREEMENT. Except as herein otherwise expressly provided, nothing in this Trust Agreement expressed or implied is intended or shall be construed to confer upon any Person, other than the parties hereto, the Borrower, the Bondholders and the Letter of Credit Bank any right, remedy or claim, legal or equitable, under or by reason of this Trust Agreement or any provision hereof. This Trust Agreement and all of its provisions is intended to be and is for the sole and exclusive benefit of the parties hereto, the Borrower, the Bondholders and the Letter of Credit Bank.

          SECTION 1505. SEVERABILITY. In case any one or more of the provisions of this Trust Agreement or of the Bonds shall for any reason be held to be illegal or invalid, such illegality or invalidity shall not affect any other provision of this Trust Agreement or of the Bonds, but this Trust Agreement and the Bonds shall be construed and enforced as if such illegal or invalid provision had not been contained therein. In case any covenant, stipulation, obligation or agreement contained in the Bonds or in this Trust Agreement shall for any reason be held to be in violation of law, then such covenant, stipulation, obligation or agreement shall be deemed to be the covenant, stipulation, obligation or agreement of the Authority to the full extent permitted by law.

          SECTION 1506. COVENANTS OF AUTHORITY NOT COVENANTS OF OFFICIALS INDIVIDUALLY. No covenant, stipulation, obligation or agreement contained herein shall be deemed to be a covenant, stipulation, obligation or agreement of any present or future member, agent or employee of the Authority in his individual capacity, and neither the members of the Board nor any other officer of the Board or the Authority executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof. No member, officer, agent or employee of the authority shall incur any personal liability in acting or proceeding or in not acting or not proceeding, in good faith, reasonably and in accordance with the terms of this Trust Agreement.

          SECTION 1507. COMMONWEALTH LAW GOVERNS. This Trust Agreement shall be governed by and construed in accordance with the laws of the Commonwealth.

          SECTION 1508. PAYMENTS DUE ON A NON-BUSINESS DAY. In any case where a Principal Payment Date or an Interest Payment Date shall not be a Business Day, then payment of interest or principal need not be made on such date but may be made on the next succeeding Business Day with the same force and effect, and no interest on such payment shall accrue for the period after such date.

          SECTION 1509. HEADINGS NOT PART OF TRUST AGREEMENT. Any heading preceding the text of the Articles and Sections, and any table of contents or marginal notes appended to copies hereof, shall be solely for convenience or reference and shall not affect its meaning, construction or effect.

          SECTION 1510. TRUST AGREEMENT SUPERSEDES PRIOR AGREEMENT. This Trust Agreement supersedes any other prior agreement written or oral, between the parties hereto with respect to the Bonds.

                                   ACCEPTANCE

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          The appearing parties accept this Deed as drafted and confirm that the same has been drawn in accordance with their instructions.

          I, the Notary, hereby certify that the appearing parties read this Deed, and I advised the appearing parties of their right to have witnesses present at its execution, which right they waived, and that I advised them of the legal effect of this Deed; and they acknowledged that they understood the contents of this Deed and such legal effect, and thereupon they signed this Deed before me, affixing their initials to each and every page thereof.

          I further certify as to everything stated or contained herein.

          I, the Notary, DO HEREBY ATTEST.

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